As filed with the Securities and Exchange Commission on April 29, 2024

File No. 333-19189

File No. 811-08001

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __ ☐

Post-Effective Amendment No. 38 ☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 39 ☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (888) 702-7307

Stephen McManus

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

prospectus

PROSPECTUS DATED MAY 1, 2024

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

One State Farm Plaza

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

Unless otherwise indicated, this prospectus describes the Policy’s operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the individual flexible premium variable deferred annuity policy (the “Policy”) described in this prospectus. We continue to service the existing Policies as well as accept additional premiums into existing Policies.

State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the “Owner,” “Policy Owner,” “you,” or “your”) determines the amount (which must be at least $50) and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

•	to the State Farm Life Insurance Company Variable Annuity Separate Account (the “Variable Account”), and

•	to State Farm’s general account (the “Fixed Account”).

The Variable Account is divided into subaccounts (each, a “Subaccount”). Each Subaccount invests in a corresponding investment portfolio of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. (each, a “Fund”).

The prospectuses for the Funds, which will be sent separately from this prospectus, describe the Funds, including the risks of investing in the Funds.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

•	four annuity income options

•	a minimum Death Benefit upon the Annuitant’s death

•	dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know. Please read this prospectus carefully and retain it for future reference. The prospectuses for the Funds should be read in conjunction with this prospectus.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal and previous earnings.

Additional information about certain investment products, including variable annuities, has been prepared by the staff of the Securities and Exchange Commission (SEC) and is available at Investor.gov.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

The Policy may not be available in all jurisdictions.

This prospectus constitutes an offering

only in those jurisdictions where such offering

may lawfully be made.

contents

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Index of Terms

This prospectus uses the following special terms:

Accumulation Unit — A unit of measure used to calculate Variable Policy Accumulation Value.

Accumulation Unit Value — The value of a Subaccount’s Accumulation Unit. A Subaccount’s Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

Annuitant — The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

Annuity Date — You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. Income payment intervals start on this date. The first annuity income payment is at the end of the first payment interval.

Annuity Unit — A unit of measure used to calculate variable annuity income payments.

Cash Surrender Value — The Policy Accumulation Value less any applicable surrender charge and less any applicable Annual Administrative Fee.

Code — The United States Internal Revenue Code of 1986, as amended.

Death Benefit — The benefit that becomes payable if the Annuitant dies before the Annuity Date.

Final Annuity Date — The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

Fixed Account — Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.

Fixed Annuity Payment — An annuity income payment supported by our General Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

Fixed Policy Accumulation Value — The portion of the Policy Accumulation Value in the Fixed Account.

Fund — An investment portfolio of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. and an underlying investment option under the Policy.

General Account — Our assets not allocated to the Variable Account or any other separate account.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless the transaction is requested by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Operation Center. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Initial Premium Payment — The amount shown in the Policy that you paid on the Policy Date.

Maximum Anniversary Value — If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, the Maximum Anniversary Value, which is determined on each Policy Anniversary, may increase the Death Benefit amount.

Net Asset Value Per Share — The value per share of any Fund on any Valuation Day. The prospectus for a Fund describes the method of computing the Net Asset Value Per Share.

Payee — If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.

Policy — The variable annuity contract described in this prospectus. The Policy contains the base policy form, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

Policy Accumulation Value — The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

terms

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Policy Date — The effective date of this Policy. The Policy Date is the date we received the initial premium, except when we received the premium on the 29th, 30th, or 31st of any month. The Policy Date for those Policies is the 28th of that month.

Policy Month, Quarter, Year, Or Anniversary — Each Policy Month, Quarter, Year, or Anniversary is measured from the Policy Date.

Request — A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish. Requests are not deemed received until they are received by the Variable Operation Center.

SEC — The United States Securities and Exchange Commission.

Subaccount — A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Accumulation Value — The portion of the Policy Accumulation Value in the Subaccounts.

Successor Owner — Your Successor Owner is named in the application if you are not the Annuitant.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange (normally 4 pm Eastern Time) on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

Variable Annuity Payment — An annuity income payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

Variable Operation Center — State Farm Variable Products, P.O. Box 2307, Bloomington, Illinois 61702-2307. Telephone: 1-888-702-2307 (toll free).

Variable Policy Accumulation Value — The sum of all Subaccount Policy Accumulation Values.

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Important Information You Should Consider About the Policy

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals	If you withdraw money from your Policy within the first seven Policy Years, you may be assessed a surrender charge of up to 7% of the amount withdrawn or surrendered. For example, if you invest $100,000 in the Policy and make an early withdrawal, you could pay a surrender charge of up to $7,000.			Fee Table What Are The Expenses Under The Policy? — Surrender Charge
Transaction Charges

In addition to surrender charges, you may also be charged for other Policy transactions.

•  We reserve the right to charge for each transfer between investment options in excess of 12 transfers during a single Policy Year. We are currently waiving this charge.

•  If you exercise the optional Additional Deposit Rider, there is an additional charge imposed on the additional premium payment under the rider.

Fee Table What Are The Expenses Under The Policy?
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table What Are The Expenses Under The Policy? Appendix: Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy(1)	1.23%	1.23%
	Investment options(2) (Fund fees and expenses)	0.13%	0.65%

(1)  As a percentage of Subaccount net assets, plus an amount attributable to the Annual Administrative Fee.

(2)  As a percentage of Fund net assets.

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,272	Highest Annual Cost: $1,714
	Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No optional benefit • No additional premium payments, transfers, or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No additional premium payments, transfers, or withdrawals

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RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy, including your principal investment and previous earnings.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

•  This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  Surrender charges may apply during the first seven Policy Years. A surrender charge could significantly reduce the Cash Surrender Value of your Policy.

•  A partial withdrawal will reduce Policy guarantees. A full surrender will terminate the Policy. Withdrawals and surrenders from certain tax-qualified Policies may be restricted. A withdrawal or surrender may have tax consequences.

•  Tax deferral and long-term income are generally more beneficial to investors with a long time horizon.

Risks Associated with Investment Options

•  An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., the Funds).

•  Each investment option (including the Fixed Account) has its own unique risks.

•  You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the Policy is subject to the risks related to State Farm. Any obligations (including under the Fixed Account), guarantees, and benefits are subject to the claims-paying ability of State Farm. More information about State Farm, including its financial strength ratings, is available at 1-888-702-2307.
RESTRICTIONS		Location in Prospectus
Investments

•  There are no restrictions that limit your choice of available investment options.

•  The first 12 transfers between investment options each Policy Year are free of charge. After your 12th transfer during a Policy Year, we reserve the right to impose a charge for each additional transfer.

•  Your transfers between the Funds are also subject to policies designed to deter excessively frequent transfers and market timing.

•  There are significant limits on your right to make transfers from the Fixed Account.

•  We reserve the right to remove or substitute Funds as investment options.

What Are My Allocation Options?
Optional Benefits

•  The optional Additional Deposit Rider is no longer available for election.

•  The optional Additional Deposit Rider does not restrict or limit the investment options that you may choose under the Policy.

•  If you elected the optional Additional Deposit Rider, we will not modify the rider, but the rider will terminate under certain circumstances.

What Are My Annuity Options? – Additional Deposit Rider
TAXES		Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•  If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Policy.

•  Withdrawals may be subject to ordinary income tax, as well as a 10% federal tax penalty if taken before age 59 1⁄2.

How Will My Investment In The Policy Be Taxed?
CONFLICTS OF INTEREST		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to you in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	What Other Information Should I Know? – Distribution Of The Policies
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

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Overview Of The Policy

What Is The Purpose Of The Policy?

The Policy is a contract between you and State Farm. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You decide how your premium payments are invested under the Policy, and whether to make additional premium payments. The value of your Policy depends on the total amount of premium payments made, the investment performance of your selected investment options, and the deductions from your Policy for fees and charges and withdrawals. When you are ready to receive regular income, you may annuitize your Policy and begin receiving annuity income payments from us. The Policy also includes a Death Benefit that may help to financially protect your beneficiaries.

This Policy may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Policy. It is not designed for people who intend to make early withdrawals due to their liquidity needs, or for people who intend to frequently trade in the Fund options.

What Are The Phases Of The Policy?

The Policy has two phases: (1) an accumulation phase for potential tax-deferred growth and (2) an annuity phase for regular income.

Accumulation Phase. Before the Annuity Date, your Policy will be in the accumulation phase. During the accumulation phase, your premiums and Policy Accumulation Value are allocated among the Policy’s investment options according to your instructions. Generally, taxation of any earnings during the accumulation phase is deferred until amounts are withdrawn or otherwise distributed.

The Policy’s investment options include Subaccounts and a Fixed Account.

Each Subaccount invests in a corresponding Fund, each with its own investment objectives, strategies, and risks. Additional information about each Fund is provided in an appendix to this prospectus. Please see “Appendix: Funds Available Under the Policy.”

Annuity Phase. On and after the Annuity Date, your Policy will be in the annuity phase. During the annuity phase, you will receive a stream of regular income from us in the form of annuity income payments. You can choose an annuity income option that will provide a lifetime income or income for a guaranteed number of years. The Policy value you accumulate before the Annuity Date will determine the amount of annuity income payments you receive. You tell us how much of your money to apply to fixed annuity income payments and how much to apply to variable annuity income payments. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same. Under the variable income payment option, annuity income payments will vary according to the investment performance of the Subaccounts you select. You may choose a combination of both fixed and variable annuity income payments.

You will be unable to take withdrawals from your Policy during the annuity phase unless you have selected the ‘‘fixed years’’ annuity income option (such withdrawals will reduce the value of your remaining annuity income payments). The Death
Benefit from the accumulation phase terminates on the Annuity Date. No amounts will be payable upon death during the annuity phase unless your selected annuity income option provides otherwise.

What Are The Policy’s Primary Features?

•

Access To Your Money. At any time prior to the Annuity Date, you may withdraw part of your money by taking a partial withdrawal from your Policy or you may withdraw all of your money by surrendering your Policy. Surrender charges may apply to a partial withdrawal or surrender. A partial withdrawal or surrender may also be subject to income tax, as well as a 10% federal tax penalty if taken before age 59 1⁄2. Withdrawals and surrenders from certain tax-qualified Policies may be restricted. A surrender will terminate your Policy and all of its benefits.

•

Death Benefit. The Policy includes a standard Death Benefit for no additional charge. The Death Benefit becomes payable if the Annuitant dies before the Annuity Date. The Death Benefit amount will be the greater of: (1) the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals, or (2) the Policy Accumulation Value. However, if the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or (3) the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary. The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

•

Transfers Between Investment Options. During the accumulation phase, you may transfer Policy Accumulation Value among the Subaccounts and from the Subaccounts to the Fixed Account at any time. You may also transfer Policy Accumulation Value from the Fixed Account to the Subaccounts, but the number of transfers that may be made and the amount of Policy Accumulation Value that may be transferred

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from the Fixed Account during a single Policy Year is subject to significant limitations. During the annuity phase, the only type of transfer permitted is a transfer of Annuity Units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity income payments have been elected.

•

Additional Deposit Rider. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payments under the annuity income option you select. There is an additional charge upon exercising this rider. This feature was available only in connection with certain tax-qualified Policies, and is no longer available for election.

•	Other Features. The Policy has several other features, including those listed below, all of which are available for no additional charge.

○

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the BlackRock Government Money Market V.I. Fund or the Subaccount investing in the BlackRock Total Return V.I. Fund to any other Subaccounts and/or the Fixed Account, subject to certain limitations.

○

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Subaccount Policy Accumulation Value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

○

Interest Advantage Program. The Interest Advantage program provides an automatic quarterly transfer of an amount equal to the interest earned on Policy value allocated to the Fixed Account to the Subaccounts. Certain limitations apply.

○

Systematic Withdrawal Program. Our systematic withdrawal program provides for automatic monthly, quarterly, semi-annual, or annual withdrawals from your Policy. Surrender charges and income taxes (including tax penalties) may apply to systematic withdrawals. Certain limitations apply.

○

Surrender Charge Waivers. After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value each Policy Year without incurring a surrender charge. This amount is called the “Free Withdrawal Amount.” The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. In addition, we will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ‘‘Terminally Ill’’ or has been confined continuously to an ‘‘Eligible Hospital’’ or ‘‘Eligible Nursing Home’’ for at least three months before the date we receive the request.

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Policy value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Charge	Amount Deducted

Surrender Charge (as a percentage of the amount withdrawn or surrendered) (1)	7%

Transfer Processing Fee (2)	$25 per transfer

Additional Deposit Rider Charge	Upon rider exercise, 3% of the deposit plus the lesser of 2% of the deposit or $100.

(1)

The surrender charge is 7% in the first Policy Year and declines by 1% in each following Policy Year until it reaches 0% in the eighth Policy Year. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) upon annuitization, or (3) upon the Owner’s death prior to the Annuity Date (unless the Owner is also the Annuitant). We will not deduct a surrender charge upon annuitization if the Policy has been in force at least five Policy Years and you select the “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity” annuity income option. We will waive surrender charges in certain circumstances. See the “What are the Expenses Under the Policy? — Surrender Charge” for additional information.

(2)	A fee of $25 applies to each transfer in excess of 12 transfers per Policy Year. We are currently waiving this charge.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy (not including Fund fees and expenses).

Annual Policy Expenses

Administrative Expenses (1)	$30

Base Policy Expenses (2)	Maximum – 1.25%

(as a percentage of Subaccount net assets)	Current – 1.15%

(1)

Referred to as the “Annual Administrative Fee” elsewhere in this prospectus. Some state exceptions apply, which may result in a lower fee for an individual Policy in those states. The Annual Administrative Fee may be waived if total premiums paid are at least $50,000.

(2)	Hereinafter referred to as the “mortality and expense risk charge” in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found in the Appendix to this prospectus.

Annual Fund Expenses

	Minimum	Maximum

(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before waiver or reimbursement)	0.13%	0.65%

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Example

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Policy expenses, and annual Fund expenses.

The Example assumes that you invest $100,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive annual Fund expenses.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

If you surrender your Policy at the end of the applicable time period:	$9,169	$10,987	$13,539	$22,465

If you annuitize at the end of the applicable time period and do select a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or ‘‘joint and last survivor life annuity” annuity income option:	$9,169	$10,987	$10,392	$22,465

If you annuitize at the end of the applicable time period and do not select a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or ‘‘joint and last survivor life annuity” annuity income option:	$9,169	$10,987	$13,539	$22,465

If you do not surrender your Policy:	$1,956	$6,047	$10,392	$22,465

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Principal Risks Of Investing In The Policy

Risk of Loss. You can lose money by investing in this Policy, including your principal investment and previous earnings. Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Short-Term Investment Risk. The Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges may apply during the first seven Policy Years. You should understand that surrender charges could significantly reduce the Cash Surrender Value of your Policy. You should also consider that tax deferral and long-term income are generally more beneficial to investors with a long time horizon.

Subaccount Option Risk. Amounts that you invest in the Subaccount options are subject to the risk of poor investment performance. Generally, if the Subaccounts you select make money, your Policy value goes up. If they lose money, your Policy value goes down. You bear the entire investment risk. Each Subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Subaccount. Even a Subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the Subaccount level. We do not promise that the Funds will meet their investment objectives.

Withdrawal and Surrender Risk. You should carefully consider the risks associated with withdrawals under the Policy, including a surrender or partial withdrawal. A surrender or partial withdrawal may be subject to substantial surrender charges. A surrender or partial withdrawal may also be subject to income taxes, including a 10% federal tax penalty if taken before age 59 1⁄2. A surrender terminates the Policy and all of its benefits. A partial withdrawal will reduce the value of your Policy and the Death Benefit, perhaps significantly. You should also consider that a surrender or partial withdrawal may not be sufficient to meet your liquidity needs. We may defer payment of any amounts withdrawn from the Fixed Account for up to six months. Surrenders and partial withdrawals from certain tax-qualified Policies may be restricted. You cannot make withdrawals from the Policy after it has been annuitized unless you have selected the ‘‘fixed year’’ annuity income option (such withdrawals will reduce the value of your remaining annuity income payments).

Fixed Account Interest Rate Risk. We guarantee that we will credit interest to amounts you allocate to the Fixed Account. Subject to the minimum guaranteed effective annual rate of 3%, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed effective annual rate of 3%.

Fixed Account Transfer Risk. There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account to the Subaccounts. You may transfer Policy Accumulation Value from the Fixed Account only once each Policy Year and only during the 30-day period following the end of each Policy Year. For each such transfer, the maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy Accumulation Value in the Fixed Account or $1,000. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the Policy that are paid from our General Account, including Fixed Account interest, Death Benefits, and annuity income payments, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Certain Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, loss, misuse, corruption and destruction of electronic data, interference with or denial of service, attacks on information systems or websites and other operational disruption that could severely impede our ability to conduct our business and administer the Policy.

Financial services companies and their third-party service providers are increasingly the targets of cyberattacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential targets for cyberattack. It is also possible that a cybersecurity incident could persist for an extended period of time without detection.

Such systems failures and cybersecurity incidents affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Accumulation Value. For instance, cybersecurity incidents may: interfere with our processing of Policy transactions, including the processing of orders with the

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Funds; impede our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses; and/or cause reputational damage. Cybersecurity incidents may also affect the Funds or the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There may be an increased risk of cyberattacks during periods of geo-political or military conflict.

We are also exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises (such as the COVID-19 pandemic), malicious acts, military actions, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Disaster events may negatively affect the computer and other systems on which we rely, impact our ability to calculate Policy Accumulation Values or process Policy transactions, or have other possible negative impacts. These events may also impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value.

While we maintain cybersecurity and business continuity policies and procedures designed to prevent, detect, and/or address cybersecurity or disaster events, there can be no guarantee that we will always be able to avoid such events or that such events will not negatively impact our business, our ability to administer the Policy, or your Policy values. In addition, we outsource certain critical business functions to third parties and, in the event of a cybersecurity or disaster event, we rely upon the successful implementation and execution of the cybersecurity and business continuity planning of such entities. Successful implementation and execution of their policies and procedures is largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the Policy could be impaired.

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Benefits Available Under The Policy

The following tables summarize information about the benefits available under the Policy.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Death Benefit	Provides for a cash benefit that becomes payable upon the death of the Annuitant prior to the Annuity Date.

•  Only available before the Annuity Date.

•  Withdrawals may significantly reduce the benefit.

•  Maximum Anniversary Value not available if the Annuitant was age 80 or older when the Policy was issued or dies before the first Policy Anniversary.

•  No potential annual increases to Maximum Anniversary Value for investment gains starting with the Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80.

Dollar Cost Averaging Program	Allows you to systematically transfer a set dollar amount from certain Subaccounts to any combination of Subaccounts and/or the Fixed Account on a regular basis.

•  Only available before the Annuity Date.

•  Program transfers permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Program transfers only permitted from the BlackRock Government Money Market V.I. Fund or the BlackRock Total Return V.I. Fund.

•  Cannot be used at the same time as the portfolio rebalancing program.

•  Program transfers do not count against free transfers.

•  Minimum transfer amount is $100.

•  The program may be discontinued at any time.

Portfolio Rebalancing Program	Automatically rebalances your Subaccount Policy Accumulation Value to return to percentages specified in your allocation instructions.

•  Only available before the Annuity Date.

•  Program rebalances permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Not available for the Fixed Account.

•  Cannot be used at the same time as the dollar cost averaging program.

•  Program rebalances do not count against free transfers.

•  The program may be discontinued at any time.

Interest Advantage Program	Allows you to automatically transfer interest earned on Policy value allocated to the Fixed Account to any Subaccounts on a regular basis.

•  Only available before the Annuity Date.

•  Only quarterly program transfers are permitted.

•  Minimum Fixed Policy Accumulation Value required to initiate program is $2,500.

•  If the Fixed Account balance falls below $500.00 on any policy quarter, the transfer does not occur.

•  Program transfers do not count against free transfers or against Fixed Account transfer limits.

•  Minimum transfer amount is $500.

•  The program may be discontinued at any time.

Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Policy on a regular basis.

•  Only available before the Annuity Date.

•  Program withdrawals may be monthly, quarterly, semi-annual, or annual.

•  Program withdrawals may be subject to income taxes, as well as tax penalties if taken before age 59 1⁄2.

•  Program withdrawals may significantly reduce the Death Benefit.

•  Minimum withdrawal amount is $100.

•  The program may be discontinued at any time.

Monthly Payment Plan	Allows you to make automatic monthly premium payments.	• Only available before the Annuity Date.

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Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Surrender Charge Waiver for Terminal Illness or Continuous Confinement	Allows you to take withdrawals free of surrender charges if the Annuitant is Terminally Ill or has been confined continuously to an Eligible Hospital or Eligible Nursing Home.

•  Only available before the Annuity Date.

•  Not available until three months after the beginning of the Terminal Illness or continuous confinement.

•  Terminal Illness must be certified by a licensed physician.

•  Hospital or nursing home must satisfy eligibility criteria.

Optional Benefits (Additional Charge Applies)

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Additional Deposit Rider	Permits a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase your annuity income payments.	Upon exercise, 3% of the deposit plus the lesser of 2% of the deposit or $100.

•  No longer available for election.

•  Previously available only to owners of certain tax-qualified Policies.

•  If you elected the optional Additional Deposit Rider, we will not modify the rider, but the rider will terminate if the Policy is converted to a Roth IRA or is rolled-over from a corporate-owned or Keogh tax-qualified plan to an IRA.

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1. What is the Policy?

The Policy is an individual flexible premium variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See “How Will My Investment in the Policy be Taxed?” The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see “What Other Information Should I Know? — Distribution of the Policies.”

When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as “Subaccounts”) of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the “Subaccount Policy Accumulation Value,” will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See “What Are My Allocation Options? — Fixed Account Option.”

You can request that we transfer Policy Accumulation Value among the Subaccounts and/or the Fixed Account subject to certain conditions. See “What Are My Allocation Options? — Transfers.”

2. What are my Annuity Options?

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You choose the Annuity Date when you want annuity income payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You may annuitize the Policy at any time before the Final Annuity Date. There may be penalties for tax qualified policies if annuitized before age 59 1⁄2. You select an annuity income option from those listed below, and indicate whether you want your annuity income payments to be fixed or variable or a combination of fixed and variable.

•	If you do not select an annuity income option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1 — Life Annuity.

•	On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity income payments.

You may not change your annuity income option after the Annuity Date.

If your Policy has been in force for at least five Policy Years, and you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge upon annuitization. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity income payment, whether fixed or variable, on the amount of proceeds applied under the annuity income option you have selected and on “annuity purchase rates” based on the Annuitant’s age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

If you have told us you want fixed annuity income payments, the income payments will never be less than the minimum payment stated in the Policy, and the amount of each annuity income payment will be the same.

If you told us you want variable annuity income payments, the amount of variable annuity income payments will vary according to the investment performance of the Funds you have selected to support your variable annuity income payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity income payments. Payment intervals start on the Annuity Date. In general, the less frequent the annuity income payment, the larger each payment will be. In addition, the annuity income option you select will impact the length of time you are to receive (or expected to receive) annuity income payments. Such payments may be for life and/or a fixed period options

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of time. In general, the longer the duration of your payments, the smaller each payment will be. The first annuity income payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

We may require satisfactory proof that the Annuitant is living when each annuity income payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

In general, you will not be able to withdraw any Policy value after the Annuity Date. However, if you have selected the ‘‘fixed years’’ annuity income option, you may request withdrawals after the Annuity Date, but such withdrawals will reduce your remaining annuity income payments. If you wish to take a withdrawal, and you selected fixed annuity income payments, the amount available for withdrawal will be the present value of your future annuity income payments. Upon taking the withdrawal, your future annuity income payments will be recalculated based on the present value not withdrawn. If you selected variable annuity income payments, the amount available for withdrawal will be based on the total value of your Annuity Units. Upon taking the withdrawal, the number of Annuity Units attributable to your Policy will be reduced. The dollar value of the Annuity Units canceled as a result of the withdrawal, based on Annuity Unit Value, will equal the amount withdrawn. See “Variable Annuity Payments” below.

Annuity Income Options. The available annuity income options are:

Option 1 — Life Annuity. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 — Life Annuity with Certain Period. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Annuitant.

Option 3 — Joint and Last Survivor Life Annuity. Income payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 — Fixed Years. Income payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Annuitant.

If you have a Qualified Policy, not all annuity income options will satisfy required minimum distribution rules, particularly as those rules apply to your designated beneficiary after your death. For deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an annuity income option under a Qualified Policy.

Fixed Annuity Payments. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity income payments will be applied under the annuity income option you have chosen. The annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change. The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

Variable Annuity Payments. These income payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity income payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity income payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

(1)	is the part of the Cash Surrender Value or Death Benefit on that date applied under that subaccount;

(2)	is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

(3)	is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3½% a year used to determine the guaranteed minimum payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity income payment and the amount by which each variable annuity income payment varies from one payment to the next. If the investment performance of the selected Subaccounts exceeds the Assumed Investment Rate, your variable annuity income payments will

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increase. Conversely, if the investment performance of the selected Subaccounts is less than the Assumed Investment Rate, your variable annuity income payments will decrease. See “Illustration of Calculation of Annuity Unit Value” and “Illustration of Variable Annuity Payments” in the Statement of Additional Information for examples of how Annuity Unit Values and Variable Annuity Payments are calculated, respectively.

Additional Deposit Rider. This rider is no longer available for election. If you elected the Additional Deposit Rider, this rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select.

For example, if on the Annuity Date your Cash Surrender Value is $100,000 and you exercise the Additional Deposit Rider, we will allow you to make a single premium payment of up to $400,000 to be applied to your selected annuity income option. If you decided to make a $50,000 premium payment under the rider, we would apply $150,000 total to your selected annuity income option.

We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature was available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy. If you elected the optional Additional Deposit Rider, we will not modify the rider, but the rider will terminate if the Policy is converted to a Roth IRA or is rolled-over from a corporate-owned or Keogh tax-qualified plan to an IRA.

3. How Do I Purchase A Policy?

In 2008, State Farm discontinued offering the Policy. We continue to service the existing Policies as well as accept additional premiums into existing Policies. Please contact our Variable Operation Center for further information.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to “State Farm Life Insurance Company” or “State Farm Variable Products” (not State Farm VP Management Corp.). Cash, credit cards and debit cards are not acceptable forms of payment. Forms of payment such as second party checks, third party checks and Cyber-Chex generally are not acceptable and we reserve the right to reject any payment request.

For any premium we receive in Good Order after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at the Variable Operation Center. State Farm will process any premium received in Good Order at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

When you make a premium payment under the Policy, if you allocate that premium payment to a Subaccount, your premium payment will be credited to your Policy in the form of Accumulation Units on the basis of Accumulation Unit Value. An Accumulation Unit is a unit of measure that we use to calculate the value of your investment in a Subaccount. For additional information about Accumulation Unit Values and Accumulation Units, see “Subaccount Policy Accumulation Value,” “Accumulation Unit Value,” and “Net Investment Factor” under “4. What are My Allocation Options?”

Anti-Money Laundering Compliance. We are required to comply with various anti-money laundering laws and regulations. Consequently, we may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time we believe a Policy Owner may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, we may choose not to establish a new account or may be required to “freeze” a Policy Owner’s account. We may also be required to provide a governmental agency with information about transactions that have occurred in a Policy Owner’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit us to inform the Policy Owner of the actions described above.

4. What Are My Allocation Options?

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc., series mutual fund companies registered as open-end management investment companies with the SEC.

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to this prospectus. See “Appendix: Funds Available Under the Policy.” Each Fund has issued a prospectus that contains more detailed information about the Fund. The Funds’ prospectuses should be read carefully in conjunction with this prospectus. You may obtain paper or electronic copies of the Fund prospectuses by contacting the Variable Operation Center by mail or telephone at:

State Farm Variable Products

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone: (888) 702-2307 (Toll free)

Shares of the Funds are sold to separate accounts of insurance companies to support certain variable life insurance and/or variable annuity policies issued by such companies, such as the

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Policy. The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. While the investment objectives and policies of the Funds may be similar to the investment objectives and policies of other portfolios that the same investment adviser may manage, the investment results of the Funds may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies and/or a very similar name.

Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See “What Other Information Should I Know? — State Farm and the Variable Account, State Farm’s Fixed Account Option.” There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers”, below.

Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount each Policy Year is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer Annuity Units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity income payments have been elected.

You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request in Good Order at the Variable Operation Center. State Farm will process any transfer request received in Good Order at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” There is no limit on the number of transfers from and among the Subaccounts before the Annuity Date. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused “free” transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Certain Payments We Receive with Regard to the Funds. We and our affiliates may receive payments from the Funds, their investment advisers, their principal underwriter, or affiliates thereof. The amounts we or our affiliates receive may differ by Fund and such amounts may be significant. These payments may be made for various purposes, including payment for the services provided and expenses incurred by us and our affiliates in administering the Policies or serving as an intermediary to the Funds. We and our affiliates may profit from these payments.

As of the date of this prospectus, we and our affiliates receive payments from the investment adviser of the Funds or an affiliate thereof for administrative services provided to the Funds. See the Funds’ prospectuses for more information. For a particular Fund, the amount we and our affiliates receive is based on a percentage of the Fund’s total average daily net assets attributable to the Policies and other variable insurance policies issued by us or an affiliate.

Market Timing Policies and Procedures. Our market timing policies and procedures will be applied with respect to the Subaccounts. In addition, as described in the Funds’ prospectuses, the Funds have adopted their own market timing policies and procedures to prevent frequent purchases and sales or exchanges of Fund shares that may be detrimental to a Fund or to long-term beneficial owners. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the related Funds, including any refusal or restriction on purchases or redemptions of the Funds’ shares as a result of the Funds’ own policies and procedures on market timing activities.

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State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging, portfolio rebalancing and interest advantage programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the BlackRock Government Money Market V.I. Fund (the “Money Market Subaccount”) or the Subaccount investing in the BlackRock Total Return V.I. Fund (the “Total Return Subaccount”) to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Total Return Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request or by telephone, if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Total Return Subaccount,

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as applicable, and may only be requested in whole dollar amounts. Once elected, dollar-cost averaging remains in effect from the date we receive your request (in Good Order) until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have telephone authorization on file), to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. Percentage allocations must be in whole percentages and the total of the percentages must equal 100%. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Variable Operation Center (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request (in Good Order) until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. If you transfer 100% of the value in your Policy to the Fixed Account, any portfolio rebalancing program in effect for your Policy will be canceled. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program. This option is only available before the Annuity Date.

Interest Advantage Program. The Interest Advantage program permits you to systematically transfer an amount equal to the interest earned on Policy value allocated to the Fixed Account to one or any combination of Subaccounts. You specify the allocation percentages for the Subaccounts to which these amounts will be transferred. Transfers will be made on each Policy Quarter to the Subaccounts you select. The Interest Advantage program involves a dollar-cost averaging strategy. Dollar-cost averaging involves investing in the Subaccounts at regular intervals of time, so you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Subaccount units when their value is low as well as high. A dollar-cost averaging strategy does not assure a profit or protect against a loss in the Subaccounts.

You may elect to participate in the Interest Advantage program at any time before the Annuity Date by sending us a written request or by telephone, if you have telephone authorization on file. The minimum Fixed Policy Accumulation Value required to initiate the Interest Advantage program is $2,500. The minimum transfer amount is $500. If the Fixed Policy Accumulation Value is less than $500 on a scheduled transfer date, the transfer will not occur. Once elected, the Interest Advantage program remains in effect from the date we receive your request until (1) the Annuity Date, (2) you cancel the program by written request or telephone, if we have your telephone authorization on file, or (3) the Policy Owner changes, whichever occurs first. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for the Interest Advantage program and a transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Interest Advantage transfers are not counted toward the maximum 25% or $1,000 of Fixed Policy Accumulation Value that may be transferred from the Fixed Account during any Policy Year. You may participate in the Interest Advantage program at the same time you participate in either the dollar-cost averaging program or the portfolio rebalancing program. If an Interest Advantage transfer is scheduled for the same Valuation Day as a dollar-cost averaging transfer or a portfolio rebalancing transfer, we will process the Interest Advantage transfer first. If an Interest Advantage transfer is scheduled on a day that is not a Valuation Day, then the transfer will occur on the next Valuation Day. We reserve the right to discontinue offering the Interest Advantage program at any time and for any reason.

Monthly Payment Plan. You may elect to make automatic premium payments under the Monthly Payment Plan. This program is only available before the Annuity Date.

Inquiring About Transactions. You should review every Transaction Confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, promptly notify the Variable Operation Center via telephone or in writing.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

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Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount based on the next calculated Accumulation Unit Value for that Subaccount after we receive the premium payment or transfer request in Good Order. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount’s Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount’s Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ‘‘ex-dividend’’ date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	a per share charge or credit for any taxes reserved for

(2)	is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

(3)

is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. What are the Expenses Under the Policy?

State Farm deducts the charges described below. The charges generally compensate State Farm for the services and benefits State Farm provides, costs and expenses State Farm incurs, and/or the risks State Farm assumes under or in connection with the Policies.

•

Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant’s Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; (5) the distribution of various reports to Owners; and (6) the ability to make monthly premium payments under the Monthly Payment Plan.

•

Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs

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of doing business such as federal, state and local premium taxes and other taxes and fees.

•

Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant’s Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge

If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1⁄2% of the total premiums paid. We may also deduct a surrender charge when you take annuity income payments or when proceeds are paid upon the Owner’s death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or a ‘‘joint and last survivor life annuity.’’ See ‘‘What are my Annuity Options?’’ We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See ‘‘Does the Policy have a Death Benefit?’’

If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the applicable surrender charge from the total amount withdrawn, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a ‘‘Free Withdrawal Amount’’ without incurring a surrender charge. The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year.

This charge generally compensates us for the costs we incur in selling the Policies, including payment of commissions to registered representatives.

Example of Calculation of Surrender Charge. When you request a withdrawal under the Policy, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:

(a)

Gross Withdrawal — We will withdraw only the amount requested from your Contract. If your withdrawal is subject to a surrender charge, other charges, or tax withholdings, you will receive the amount requested minus the applicable surrender charge, other charges, and tax withholdings. As such, you may not receive the full amount requested.

(b)

Net Withdrawal — To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable surrender charge, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that a surrender charge will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in a higher surrender charge than a gross withdrawal.

In the absence of instructions, we will process a withdrawal request as a gross withdrawal.

The following hypothetical examples help illustrate the difference in the calculation of the surrender charge between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the applicable surrender charge percentage is 7% and you have requested a gross withdrawal of $500. You will receive $465 and the surrender charge is $35.00, for a total withdrawal of $500.00.	Assume the applicable surrender charge percentage is 7% and you have requested a net withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59 ½. If you have any questions about net and gross withdrawals, please contact the Variable Operation Center.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ‘‘Terminally Ill’’ or has been confined continuously to an ‘‘Eligible Hospital’’ or ‘‘Eligible Nursing Home’’ for at least three months before the date we receive the request. This waiver is not available on or after the Annuity Date. For purposes of the waiver:

•	“Terminally Ill” generally means the Annuitant has a life expectancy of 12 months or less. Proof of terminal illness must include a certification by a licensed physician.

•	“Eligible Hospital” generally means an inpatient institution meeting applicable accreditation and state

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mandated requirements, with appropriate supervision by medical personnel for care and treatment of sick and injured persons.

•	“Eligible Nursing Home” generally means a state licensed institution that is Medicare approved to provide skilled nursing care, with appropriate recordkeeping and supervision by medical personnel.

Annual Administrative Fee

We will deduct an annual administrative fee ($30 maximum) (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We may waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis. The current annual administrative fee is $30. In Arizona, Maine, South Carolina, Texas and Washington, the current annual administrative fee may be less than $30 for an individual Policy when required by state law. This charge generally compensates us for costs we incur by administering the Policy.

Transfer Processing Fee

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee. Currently, we do not impose this charge. This charge generally compensates us for the administrative costs we incur when processing transfers.

Mortality and Expense Risk Charge

State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See ‘‘What Are My Allocation Options? — Net Investment Factor.’’ This charge generally compensates us for the mortality and expense risks that we assume under the Policy. Mortality risk is the risk that we may have to pay more than anticipated under the Policies due to actual mortality rates differing from our mortality assumptions. Expense risk is the risk that our costs of providing the services and benefits under the Policies will exceed the charges deducted. If the amount we charge is more than sufficient to cover our risks and costs, we may make a profit on this charge. If the amount we charge is insufficient, we will bear the loss. State Farm may use any profit for any lawful purpose including paying our expenses related to selling the Policies.

Fund Expenses

Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds.

Additional Deposit Rider Charge

The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature was available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy. See “What are my Annuity Options?” This charge generally compensates us for the benefit provided under this rider and the costs we incur in processing an exercise request.

Premium Taxes

We reserve the right to deduct premium taxes, if any, that may be imposed by a state, municipality, or other governmental entity, from premium payments, Policy value, or amounts payable under the Policy. Premium taxes currently range from 0% to 3.5%.

6. How Will My Investment in the Policy be Taxed?

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Policy. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the ‘‘IRS’’).

You may purchase the Policy on a non-tax-qualified basis (‘‘Non-Qualified Policy’’) or on a tax-qualified basis (‘‘Qualified Policy’’). Qualified Policies are designed for use by individuals

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whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/ or contributions under retirement plans that qualify for the intended special federal income tax treatment.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies

Diversification Requirements. The Code requires that the investments of the Variable Account be ‘‘adequately diversified’’ in order for Non-Qualified Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

Investor Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See “8. Does the Policy Have a Death Benefit? — Distribution of Payment Upon Death of Owner” for a further discussion of the rules for paying proceeds upon an Owner’s death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity income payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies

Non-Natural Person. The Owner of a Non-Qualified Policy who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the ‘‘investment in the contract’’ (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

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Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner’s investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1⁄2;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Policy. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity income option elected under an annuity contract, a portion of each annuity income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under an annuity income option, they are taxed in the same way as annuity income payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Taxation of Qualified Policies

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1⁄2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity income payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner’s investment in the contract to the participant’s total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches their applicable age or (2) the calendar year in which the plan

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participant retires, and must be made in a specified form or manner. If an individual attains (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75. If the plan participant is a ‘‘5 percent Owner’’ (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches their applicable age. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the IRA owner reaches their applicable age. Roth IRAs under Section 408A do not require distributions at any time prior to the Roth IRA owner’s death. If you are attempting to satisfy required distribution rules through partial withdrawals before the Annuity Date, the value of the Death Benefit or any other optional rider may need to be included in calculating the amount required to be distributed.

In addition, to satisfy required distribution rules, please note that for deaths occurring on or after January 1, 2020, most non-spouse designated beneficiaries will have to take post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. Consult a tax adviser if you may be affected by these changes.

Withholding. ‘‘Eligible rollover distributions’’ from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose an eligible rollover distribution is any distribution from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Brief descriptions follow of the various types of qualified retirement plans which may be funded with a Policy.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an ‘‘Individual Retirement Annuity’’ or ‘‘IRA.’’ These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be ‘‘rolled over’’ or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA programs, under which certain employers may provide contributions to SIMPLE IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain

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exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. We will not withhold on a qualified distribution from a Roth IRA when the Policy Owner has reached age 59 1⁄2 or older and the five year holding period has been met. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance of employment, death or disability. Effective for plan years beginning in 2024, distributions of elective contributions, qualified non-elective contributions, qualified matching contributions, and gains attributable to such contributions may be made on account of hardship. Under prior tax law provisions, distributions on account of hardship generally were limited to amounts attributable to elective contributions. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions under the Employers’ Tax Sheltered Annuity Plan. If your Policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. State Farm will no longer issue Policies to fund Tax Sheltered Annuities, effective November 3, 2008. Effective January 1, 2009, State Farm will no longer accept contributions to Policies serving as funding for Tax Sheltered Annuities.

401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees for 2024 to contribute up to the lesser of $23,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2024 may be permitted to make an additional $7,500 “catch-up” contribution. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a 401(k) Plan.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.

Federal Estate Gift and Generation Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer tax (GST) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax. Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of

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the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law. The Policy provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Policy’s death benefit. All Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any policy and do not intend the above discussion as tax advice.

7. How Do I Access My Money?

You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See “Does the Policy have a Death Benefit?” When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See “What are my Annuity Options?”

Withdrawals

Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may request to withdraw part of the Cash Surrender Value at any time unless withdrawals are limited or restricted under certain Qualified Policies. (If you have elected the “fixed years” annuity option, you may request withdrawals after the Annuity Date. See “What are my Annuity Options?”) Your withdrawal may be subject to a surrender charge. See “What are the Expenses Under the Policy? — Surrender Charge”. You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See “Requesting Payments and Telephone Transactions,” below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Withdrawals are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited or restricted under certain Qualified Policies. We are generally required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals comply with applicable tax requirements and to decline requests that are not in compliance.

When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis. Your withdrawal reduces the Policy Accumulation Value by the amount of your withdrawal, plus any applicable fees or charges deducted.

A withdrawal will take effect at the end of the Valuation Period when State Farm receives the withdrawal request in Good Order at the Variable Operation Center unless you request a later date. However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. State Farm will process any withdrawal request received at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day.

State Farm will ordinarily pay any withdrawal proceeds within seven days after receipt of a withdrawal request in Good Order at the Variable Operation Center, unless you request a later date. All withdrawal proceeds are generally paid by check and sent to the address of record for the Policy.

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Surrenders

You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the “fixed years” annuity option, you may request a surrender after the Annuity Date. See “What are my Annuity Options?”) Your surrender may be subject to a surrender charge. See “What are the Expenses Under the Policy? — Surrender Charge”. The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Surrenders are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited under certain Qualified Policies.

A surrender will take effect at the end of the Valuation Period when State Farm receives the surrender request in Good Order at the Variable Operation Center unless you request a later date. However, we reserve the right to reject any request with a requested surrender date later than 14 days after the request is signed. State Farm will process any surrender request received at the Variable Operation Center after the close of the Valuation Period on the next Valuation Day (unless you request a later date).

State Farm will ordinarily pay any Cash Surrender Value proceeds within seven days after receipt of a surrender of the Policy request in Good Order at the Variable Operation Center, unless you request a later date. All Cash Surrender Value proceeds are generally paid by check and sent to the address of record for the Policy.

Systematic Withdrawal Program

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Systematic withdrawals may be subject to income taxes, as well as tax penalties, if taken before age 59 1⁄2. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request or by telephone, if you have telephone authorization on file. Once we have received your request in Good Order, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

We will assess any applicable surrender charge on these withdrawals. See “What are the Expenses Under the Policy? — Surrender Charge.” Systematic withdrawals, including any related surrender charges and taxes, may significantly reduce the Death Benefit. We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to the Variable Operation Center. Transaction requests are not deemed received until they are received in Good Order at the Variable Operation Center. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at the Variable Operation Center of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. We will determine the payment amount as of the end of the Valuation Period during which the Variable Operation Center receives all required documents. See “Does the Policy Have a Death Benefit?” for the documents required before a Death Benefit claim will be deemed in Good Order. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit in one sum.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC by order permits postponement of payment to protect State Farm’s Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, full surrenders, or death benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the Owner or the Annuitant and the Policy to government agencies and departments.

Telephone Transactions. You may make certain requests under the Policy by telephone if we have a written telephone

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authorization on file. These include (with certain restrictions) requests for transfers, withdrawals, changes in premium allocation instructions, systematic withdrawal changes, required minimum distributions, removal of excess contributions, address changes, Roth reclassification, and the addition of or changes to the dollar cost averaging, portfolio rebalancing, and interest advantage programs.

Our Variable Operation Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Variable Operation Center. Transaction requests are not deemed received until they are received at the Variable Operation Center.

8. Does the Policy Have A Death Benefit?

Death Benefit. For no additional charge, the Policy includes a standard Death Benefit that becomes payable if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order. If these documents are received at the Variable Operation Center after the close of the Valuation Period, State Farm will process the Death Benefit on the next Valuation Day. The following documents must be received by the Variable Operation Center before a Death Benefit claim will be deemed in Good Order: a certified copy of the death certificate, the State Farm Claimant’s Statement, the Request for Taxpayer Identification Number and Certification (IRS Form W-9), and the applicable State Farm Insurance Companies Claim Election Form. Until we receive all of these required documents, the Policy Accumulation Value will remain invested in the Subaccounts and/or the Fixed Account based on the allocation percentages in effect at the time.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

For example, assume the Annuitant dies before the Annuity Date, and as of the date that the Death Benefit becomes payable: you had made $100,000 in premium payments and $20,000 in withdrawals (including any applicable surrender charges on those withdrawals), and your Policy Accumulation Value equals $90,000. Based on these assumptions, the Death Benefit would equal $90,000 because the Policy Accumulation Value ($90,000) is greater than the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals ($80,000).

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)

the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

For example, assume the same facts as the previous example, except: the Maximum Anniversary Value also applies, you made no premium payments and took no withdrawals since the last Policy Anniversary, and as of the date that the Death Benefit becomes payable the Maximum Anniversary Value equals $105,000. Based on these assumptions, the Death Benefit would equal $105,000 because the Maximum Anniversary Value ($105,000) is greater than (1) the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals ($80,000) and (2) the Policy Accumulation Value ($90,000).

The Maximum Anniversary Value on the first Policy Anniversary is the greater of:

(1)

any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first Policy Anniversary; or

(2)	the Policy Accumulation Value, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:

(1)	The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals

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and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or

(2)	the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80, is equal to the Maximum Anniversary Value applicable on the Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary. Please note that, starting with the Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80, the Maximum Anniversary Value will not be reset to the Policy Accumulation Value if the Policy Accumulation Value is higher than the current Maximum Anniversary Value. As such, there would be no potential annual increases to Maximum Anniversary Value for investment gains.

If the Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. The beneficiary must choose the annuity option as well as whether the annuity income payments are to be fixed or variable or a combination of fixed and variable. See “What are my Annuity Options?” For Qualified Policies, please note that not all annuity income options will satisfy required distribution rules for every beneficiary. If no annuity income option has been chosen for the Death Benefit to be paid, or if the annuity income option chosen is not available, the Death Benefit will be paid in one sum. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see “Distribution of Payment Upon Death of Owner” and “Distribution of Payment Upon Death of Annuitant” below.

Please note that any death Benefit Payment we make in excess of the Policy Accumulation Value is subject to our financial strength and claims-paying ability.

Death of Owner Who is Not the Annuitant. If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule.

Distribution of Payment Upon Death of Owner

The Code requires the following distributions under a Non-Qualified annuity when you (as the Owner) die.

(1)

If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

(2)

If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

(3)

If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

(4)

If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

(5)

If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner. The right of a spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a tax advisor for more information on this subject.

(6)

If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse’s life or life expectancy; however, if your spouse does not choose a method

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of payment within this time, distribution will be made under Annuity Option 1—Life Annuity.

(7)	If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

(8)	If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

Other rules apply to Qualified Policies. See “Taxation of Qualified Policies” under “6. How Will My Investment in the Policy be Taxed.”

Distribution of Payment Upon Death of Annuitant

Death of Annuitant Who is not an Owner. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the Beneficiary Provisions of the Policy. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant’s date of death.

Order of Payment. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. “When payment is made” means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

9. What Other Information Should I Know?

Ownership. You, as the Owner, are named in the application. You may exercise any provision of the Policy only by sending to the Variable Operation Center a written request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

You may change the Owner or Successor Owner by sending the Variable Operation Center a written request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and no more than two Successor Owners can be named.

Annuitant. The Annuitant is the person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit. The Annuitant will be chosen by you as the Policy Owner, upon completing the application. You may designate yourself as the Annuitant. In the case of a Joint and Last Survivor Life Annuity, a second designated person must also be selected on or before the Annuity Date. For more information concerning your annuity options, see “2. What are my Annuity Options?” If the Annuitant dies before the Annuity Date, and a Death Benefit is payable, the Death Benefit is paid to the Payee. For more information concerning the Death Benefit, see “What are the Policy’s Primary Features? — Death Benefit” and “Does the Policy Have a Death Benefit?”.

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Beneficiary Designation. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name “estate” as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name “children” of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant’s date of death will be included.

We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

After the Annuitant’s death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

State Farm and the Variable Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm’s general account assets are used to support our insurance and annuity obligations other than those funded by separate account. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

Please note that any guarantees we provide in connection with the Fixed Account option are subject to our financial strength and claims-paying ability.

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933 nor have we registered the Fixed Account as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a ‘‘separate account’’ within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other Policy liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account. State Farm is obligated to pay all amounts promised to investors under the Policy.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

State Farm reserves the right, subject to compliance with applicable law, to (1) create new separate accounts; (2) combine separate accounts, including the Variable Account; (3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts; (4) make

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any Subaccount available to such classes of policies as we may determine; (5) add new Funds or remove existing Funds; (6) substitute new Funds for any existing Fund as described in the preceding paragraph; (7) deregister the Variable Account under the 1940 Act if such registration is no longer required; and (8) operate the Variable Account as a management investment company under the 1940 Act or in any other form permitted by law.

Any change as described in the previous paragraph must be approved by State Farm and will be subject to any regulatory approvals required by applicable law. State Farm may by appropriate endorsement change the Policy to reflect any such change. The investment policy of the Variable Account will be changed only with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity policies. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity policies. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. See the Fund’s prospectus for more detail.

Support for Benefits Under the Policy. The benefits under the Policy are paid by us from our general account assets and/or your Policy Accumulation Value held in the Separate Account. It is important that you understand that payments of these benefits is not guaranteed and depends upon certain factors as discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Accumulation Value allocated to the Subaccounts. Your Policy Accumulation Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Accumulation Value and that of all other Policy Owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Accumulation Value to the Fixed Account, which is part of our General Account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Accumulation Value (such as those associated with the Death Benefit or annuity income payments), are paid from our General Account. Therefore, any amounts that we may pay under the Policy in excess of Policy Accumulation Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from our assets in the General Account. In the event of State Farm’s insolvency or receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected Policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts.

An Owner has voting rights with respect to each Subaccount to which that Owner has allocated Policy Accumulation Value. The number of votes available to an Owner will be calculated separately for each Subaccount and may include fractional votes. The number of votes with respect to a given Subaccount will be determined by applying the Owner’s percentage interest, if any, in that Subaccount to the total number of votes attributable to that Subaccount. An Owner’s percentage interest will be based on (i) the dollar amount of the Owner’s Policy Accumulation Value allocated to that Subaccount, relative to (ii) the total dollar value of that Subaccount.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send or make

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available to Owners voting instruction materials, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification

•

We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

•	to assure continued qualification of the Policy as an annuity under the Code; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only a State Farm officer has the right to change the Policy. No other person has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

Distribution of the Policies

State Farm VP Management Corp., an affiliate of State Farm due to common control, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Life Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). State Farm VP Management Corp.’s offices are located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives of up to 2.5% of the premiums received. In addition, State Farm or its affiliates may pay additional cash and/or non-cash compensation to State Farm VP Management Corp.’s registered representatives. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Incontestability

We will not contest the Policy.

Error in Age or Sex

If the Annuitant’s, Payee’s, or second designated person’s date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant’s, Payee’s, second designated person’s age and sex before annuity income payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity income payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

Participation

We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro-rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

Assignment

You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

Legal Proceedings

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account or the ability of State Farm VP Management Corp. to perform under its principal underwriting agreement with the Variable Account, or the ability of State Farm to meet its obligations under the Policies.

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Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report (or a notice regarding the availability of such report, if permitted by applicable law) for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

The Compliance and Ethics Forum for Life Insurers

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements

Financial statements for State Farm and the Variable Account are included in the Statement of Additional Information. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information free of charge.

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Business Continuity Plan Disclosure for State Farm VP Management Corp.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 1-888-702-2307, you can contact your State Farm agent (registered representative) or you may contact another local registered State Farm agent, or you should go to our web site at statefarm.com®.

Our Business Continuity Plan — We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com® ). You may obtain a current summary of our business continuity plan by writing to us at State Farm Life Insurance Company Variable Annuity Separate Account of State Farm Life Insurance Company P.O. Box 2307 Bloomington, IL 61702-2307.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com®, or you can contact us at 1-888-702-2307. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information — If you have questions about our business continuity planning, you can contact us at 1-888-702-2307.

Securities Investor Protection Corporation (SIPC)

You may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by contacting SIPC. SIPC’s website address is sipc.org and SIPC’s telephone number is (202) 371-8300.

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Appendix: Funds Available Under The Policy

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling (888) 702-2307 or sending an email request to home.vlife-blk-fund-requests.704j01@statefarm.com.

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund and Adviser / Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/2023)
				1 year	5 year	10 year

Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.	BlackRock Government Money Market V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.30	%(1)	4.85%	1.70%	1.09%

Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.	BlackRock International Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.27	%(1)	18.12%	8.14%	4.16%

Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.31	%(1)	15.62%	8.95%	N/A

Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500.	BlackRock S&P 500 Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.13%		26.22%	15.55%	11.80%

Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses.	BlackRock Small Cap Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.22	%(1)	16.70%	9.83%	6.91%

Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Total Return V.I. Fund – Class I Adviser: BlackRock Advisors, LLC Subadvisers: BlackRock International Limited BlackRock (Singapore) Limited	0.48	%(1)	5.83%	1.34%	1.93%

(1)	The Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

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The Statement of Additional Information (SAI), dated May 1, 2024, includes additional information about the Policy, the Variable Account, and State Farm. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Policy or make other inquiries, please write or call the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone: (888) 702-2307 (Toll free)

You may also find information online at www.statefarm.com.

Reports and other information about the Variable Account are available on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies.

More information about State Farm VP Management Corp. and its registered persons is available from the Financial Industry Regulatory Authority (FINRA). You may obtain information about FINRA’s BrokerCheck tool, including an investor brochure that includes information describing FINRA’s BrokerCheck tool, by contacting FINRA’s BrokerCheck Hotline at (800) 289-9999, or by visiting FINRA’s website at http://www.finra.org.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI.

EDGAR Contract Identifier No. C000007014

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2024

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the individual flexible premium variable deferred annuity policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm, “we,” “us,” or “our”). You may obtain a copy of the prospectus dated May 1, 2024, by contacting us at the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone: (888) 702-2307 (Toll free)

Capitalized terms in this Statement of Additional Information have the same meanings as in the prospectus for the Policy.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE FUNDS.

Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY OF STATE FARM AND THE VARIABLE ACCOUNT

The Policy is issued by State Farm and is supported by the Variable Account. Please see “State Farm Life Insurance Company” and “The Variable Account” under “What Other Information Should I Know?” in the prospectus for general information and history about State Farm and the Variable Account.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY

All non-principal risks of investing in the Policy are disclosed in the prospectus.

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

(1)	is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

(2)	is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

(3)	is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1⁄2% a year used to determine the guaranteed minimum payment factors.

The following is an example of how Annuity Unit Values are calculated under the Policy.

1. Accumulation unit value for current valuation period	11.12
2. Accumulation unit value for immediately preceding valuation period	11.10
3. Annuity unit value for immediately preceding valuation period	20.00
4. Factor to compensate for the assumed investment rate of 3.5%	.9999
5. Annuity unit value of current valuation period ((1) / (2)) x (3) x (4)	20.03

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

Variable Annuity Income Payments vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The following is an example of how Variable Annuity Payments are calculated under the Policy. The example assumes that payments are attributable to a single Subaccount.

1. Number of accumulation units at Maturity Date	10,000
2. Accumulation unit value	11.12
3. Adjusted Policy Accumulation Value (1)x(2)	111,200
4. Monthly annuity payment per $1,000 of adj. Policy Accumulation Value	5.82
5. Monthly annuity payment (3)x(4) / 1,000	647.18
6. Annuity unit value at Maturity Date	20.03
7. Number of annuity units (5)/(6)	32.3105

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8. Assume annuity unit value at the end of first month equal to	20.20
9. First monthly annuity payment (7)x(8)	652.67
10. Assume annuity unit value at the end of second month equal to	19.90
11. Second monthly annuity payment (7)x(10)	642.98
12. Assume annuity unit value at the end of third month equal to	20.50
13. Third monthly annuity payment (7)x(12)	662.37

SAFEKEEPING OF ACCOUNT ASSETS

State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm’s General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

A fidelity bond in the amount of $5 million covering State Farm’s directors, officers, and employees has been issued by National Union Fire Insurance Company.

DISTRIBUTION OF THE POLICIES

State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is an indirect subsidiary of State Farm Life Insurance Company. State Farm VP Management Corp. received $142,491 in 2023, $166,782 in 2022, and $188,829 in 2021 as commissions for serving as principal underwriter of the Policies. State Farm VP Management Corp. did not retain any commissions in 2023, 2022, and 2021.

The offering of the Policy is continuous. We discontinued new sales of the Policies during the latter half of 2008; however, the Company continues to administer existing Policies and continues to accept premiums and permit transfers for such Policies.

EXPERTS

The statutory basis financial statements of State Farm Life Insurance Company as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

As stated in their report, these financial statements were prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unmodified opinion in conformity with statutory basis of accounting.

The financial statements of the subaccounts of State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2023 and for the year then ended and the statements of changes in contract owners’ equity for each of the two years in the period ended December 31, 2023 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

2

The principal business address of PricewaterhouseCoopers LLP is One North Wacker, Chicago, IL 60606.

FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2023 and 2022, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2023, 2022, and 2021 as well as the Report of Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and contract owners’ equity of the State Farm Life Insurance Company Variable Annuity Separate Account at December 31, 2023, and the results of its operations for the year then ended, and the changes in its contract owners’ equity for each of the two years in the period ended December 31, 2023, also appear in this SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

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State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2023, 2022, and 2021

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of State Farm Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statutory basis statements of operations and change in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

February 28, 2024

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2023 and 2022

ADMITTED ASSETS	2023	2022
Bonds:
United States government	$2,367,344	$2,391,128
Canadian government and subdivisions	18,984	18,977
Other governmental units	15,744,088	16,322,384
Industrial and other	37,411,238	36,960,805

	55,541,654	55,693,294

Stocks:
Unaffiliated common	7,034,471	6,122,754
Affiliated common	92,641	8,302

	7,127,112	6,131,056

Mortgage loans	13,894,511	12,597,938
Contract loans	4,443,613	4,298,099
Cash (Overdraft)	(907)	(586)
Cash equivalents	762,138	433,724
Other invested assets	6,884,081	6,011,744
Receivable for securities	341	288

Total cash and invested assets	88,652,543	85,165,557

Investment income due and accrued	636,270	591,502
Premiums deferred and uncollected	33,097	34,905
Receivables from affiliates	13	152
Other assets	15,787	16,352
Assets held in separate accounts	1,549,673	1,369,648

Total admitted assets	$90,887,383	$87,178,116

LIABILITIES	2023	2022
Aggregate reserves for life contracts	$55,837,850	$54,499,040
Liability for deposit type contracts	10,372,250	10,630,416
Policy and contract claims	411,950	463,951
Policyholders’ dividends due and unpaid	2,355	2,516
Dividends to policyholders payable in the following year	704,687	588,745
Advance premiums, deposits and other policy and contract liabilities	45,360	33,347
Interest maintenance reserve (IMR)	9,198	26,013
Commissions payable	133,439	125,166
Federal income taxes payable to affiliates	215,120	181,779
Net deferred tax liability	263,116	62,204
Postretirement benefits	333,267	349,227
Agent termination benefits	490,228	504,151
Payable to parent, subsidiaries and affiliates	90,725	76,954
Other liabilities	343,350	345,044
Liabilities related to separate accounts	1,549,673	1,369,648
Asset valuation reserve (AVR)	3,293,225	2,407,844

Total liabilities	74,095,793	71,666,045

CAPITAL AND SURPLUS
Common stock, $100 par value; 30,000 shares authorized, issued and outstanding	3,000	3,000
Paid-in surplus	64,751	21,846
Unassigned surplus	16,723,839	15,487,225

Total capital and surplus	16,791,590	15,512,071

Total liabilities, capital and surplus	$90,887,383	$87,178,116

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2023, 2022, and 2021

SUMMARY OF OPERATIONS	2023	2022	2021
Income:
Premiums and annuity considerations	$6,231,904	$5,957,710	$5,479,255
Net investment income	3,139,467	2,978,262	3,461,344
Other income	29,001	34,545	41,490

	9,400,372	8,970,517	8,982,089

Benefits and other expenses:
Death benefits	2,535,499	2,613,819	2,821,143
Surrender benefits and other fund withdrawals	1,467,381	1,187,338	1,229,050
Other benefits and claims	795,300	778,230	802,304
Net transfers to or (from) separate accounts	(77,806)	(64,650)	(76,535)
Increase in policy and contract reserves	1,338,810	1,579,899	1,400,562
Commissions	528,268	486,884	446,131
General insurance expenses	713,223	957,958	668,741
Taxes, licenses and fees	139,512	132,060	113,984

	7,440,187	7,671,538	7,405,380

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,960,185	1,298,979	1,576,709
Dividends to policyholders	697,248	580,399	572,000

Net gain from operations before federal and foreign income taxes	1,262,937	718,580	1,004,709
Federal and foreign income taxes incurred (excluding capital gains)	233,575	95,750	102,147

Net gain from operations before net realized capital gains or (losses)	1,029,362	622,830	902,562
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	110,325	(47,576)	11,169

Net income	$1,139,687	$575,254	$913,731

CAPITAL AND SURPLUS ACCOUNT
Common stock: Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus: Balance at beginning of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	15,487,225	14,906,462	13,142,397
Net income	1,139,687	575,254	913,731
Change in net unrealized capital gains (losses)	895,944	(772,719)	1,435,632
Change in net deferred income tax	39,527	18,150	(39,217)
Change in nonadmitted assets	2,180	3,315	2,299
Change in reserve on account of change in valuation basis, (increase) decrease	—	—	(1,121)
Change in asset valuation reserve	(885,381)	528,785	(597,243)
Paid in surplus adjustment	42,905	—	—
Dividends to stockholder (parent company)	—	(240)	(480)
Additional liability for termination benefits	44,657	228,218	50,464

Balance at end of year	16,766,744	15,487,225	14,906,462

Total capital and surplus	$16,791,590	$15,512,071	$14,931,308

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2023, 2022, and 2021

CASH FLOW	2023	2022	2021
Cash from operations:
Premiums collected net of reinsurance	$5,803,439	$5,540,763	$5,061,801
Net investment income	2,883,853	2,738,403	3,270,216
Miscellaneous income	15,267	15,603	17,685
Benefits and loss related payments	(3,866,582)	(3,496,494)	(3,622,596)
Net transfers from Separate Accounts	77,678	65,238	76,164
Commissions, expenses paid and other deductions	(1,348,399)	(1,535,531)	(1,203,864)
Dividends paid to policyholders	(49,959)	(47,369)	(49,121)
Federal and foreign income taxes paid	(227,566)	(230,838)	(126,970)

Net cash from operations	3,287,731	3,049,775	3,423,315

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	5,392,627	6,837,601	6,192,996
Stocks	451,696	315,733	216,147
Mortgage loans	588,094	1,107,235	914,209
Other invested assets	679,796	630,876	1,117,724
Miscellaneous proceeds	—	2,357	—

Total investment proceeds	7,112,213	8,893,802	8,441,076

Cost of investments acquired (long term only):
Bonds	5,264,115	8,084,706	8,030,677
Stocks	258,178	172,026	171,754
Mortgage loans	1,888,776	1,852,116	1,540,945
Other invested assets	1,415,418	1,244,412	1,765,639
Miscellaneous applications	3	—	15,250

Total investments acquired	8,826,490	11,353,260	11,524,265

Net increase (decrease) in contract loans and premium notes	207,160	94,367	(25,301)

Net cash from investments	(1,921,437)	(2,553,825)	(3,057,888)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	(1,042,011)	(854,041)	(849,031)
Other cash provided (applied)	3,810	(7,214)	59,109
Dividends to stockholder paid	—	(360)	(360)

Net cash from financing and miscellaneous sources	(1,038,201)	(861,615)	(790,282)

Net change in cash, cash equivalents, and short-term investments	328,093	(365,665)	(424,855)
Cash, cash equivalents and short-term investments, beginning of year	433,138	798,803	1,223,658

Cash, cash equivalents and short-term investments, end of year	$761,231	$433,138	$798,803

Supplemental disclosures of cash flow information for non-cash transactions:
Dividends held or used to pay premiums	$531,509	$522,253	$516,110
Net deposit type contracts and interest credited	521,773	656,376	698,981
Net other policy owner contract activity	269,435	253,162	275,291
Capitalized loan interest	221,693	213,949	216,071
Bond exchanges	178,361	382,811	189,395
Waived premium	66,240	63,885	61,765
Capital contribution of SFIMC from SFMAIC	42,905	—	—
Common stock exchanges	23,602	77,191	19,604
Mortgage principal refinanced	7,359	223,452	200,225

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands)

1. Nature of Business Operations

State Farm Life Insurance Company (the Company), domiciled in Illinois, is a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force and by phone and internet. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 92%, 92% and 95% of premium revenue in 2023, 2022, and 2021, respectively. Individual annuity products including variable annuity contracts account for an additional 6%, 6%, and 3% in 2023, 2022, and 2021, respectively. The Company also writes a small amount of employee group life.

The Company is the parent company of the wholly owned subsidiary State Farm Health Insurance Company (SFHIC) and the wholly owned non-insurance affiliate State Farm Investment Management Corp. (SFIMC).

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2. Summary of Significant Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois insurance law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the state of Illinois. During 2023, 2022, and 2021, the Company did not have any permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates. Certain amounts applicable to prior year have been reclassified to conform to the current year presentation. Management has evaluated subsequent events for recognition or disclosure through February 28, 2024, the date these financial statements were available for issuance.

The following discussion describes significant accounting practices and highlights the significant differences between statutory accounting practices followed by the Company and generally accepted accounting principles (GAAP). The effect of these differences has not been determined, but is presumed to be material.

A. Investments

Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the scientific method or fair value. Investment grade loan-backed securities are stated at amortized cost using the scientific method including anticipated prepayments at the date of purchase. Below investment grade loan-backed securities are stated at the lower of amortized cost using the scientific method or fair value. Changes in estimated cash flows from the

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

original purchase assumptions are accounted for using the retrospective adjustment method. Prepayment assumptions for loan-backed securities are obtained from ICE Data Pricing & Reference Data, LLC and Bloomberg. There have been no changes from the retrospective adjustment method to the prospective method of valuing loan-backed securities. Securities Valuation Office (SVO)—Identified bond exchange-traded funds are reported at fair value. Stocks, other than investments in subsidiaries, are stated at fair value. Prices published by the SVO of the NAIC or prices from pricing vendors are used to calculate fair value. Where a price is not available from the SVO or pricing vendors, management’s best estimate of fair value is used. Under GAAP, equity securities that have readily determinable fair values would be reported at fair value with unrealized gains and losses recognized as a component of earnings. Debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value with unrealized gains and losses, net of applicable taxes, reported in a separate component of surplus.

Short-term investments, which represent investments with time to maturity of less than one year as of the acquisition date, are stated at amortized cost.

The Company’s interest in the State Farm Liquidity Pool, LLC (the Pool) is carried at its underlying audited GAAP equity, and is reported as a cash equivalent.

Registered money market mutual funds are reported as cash equivalents and are stated at fair value.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. All mortgage loans are placed on non-accrual status when a loan is past due greater than 90 days or earlier if concerns exist as to the ultimate collectability of principal or interest. Loans remain in non-accrual status until full repayment of remaining contractual principal and interest is expected, the loan is current and there has been six months of sustained payment performance. Any due and accrued investment income that is 180 days past due and collectible is also reported as a nonadmitted asset. If the accrued interest is not collectible, it is written-off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2023 and 2022

Contract loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies. Any loans in excess of cash surrender value are non-admitted in accordance with Statement of Statutory Accounting Principles (SSAP) No. 49.

The underlying audited statutory equity method is used for valuing the Company’s interest in SFHIC. The underlying audited GAAP equity method is used for valuing the Company’s interest in SFIMC. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

The Company’s other invested assets are comprised of ownership interests in joint ventures, partnerships and limited liability companies. The Company carries ownership interests in joint ventures, partnerships, and limited liability companies based on the underlying audited GAAP equity of the investee. Under SAP, changes in these values are reflected in surplus, whereas in GAAP these changes would be reflected in income. Investments without audited GAAP statements are nonadmitted with a book/adjusted

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

carrying value of zero. During 2023 and 2022, the Company had no realized losses on joint ventures, partnerships and limited liability companies due to other-than temporary declines in the fair value.

Investment income is recorded when earned. Investment income due and accrued that is over 90 days past due or when collection is in doubt is excluded from surplus. No material investment income due and accrued was excluded from surplus in 2023 or 2022. Realized gains and losses on sale of investments are determined by the specific identification method. Net realized gains or losses are shown net of federal income tax. Unrealized gains and losses are recorded to unassigned surplus net of deferred income tax.

For any decline in the fair value of an investment that is considered to be other-than-temporary, a valuation adjustment is made and recognized as a realized capital loss.

The Company does not engage in security lending transactions within the general account.

B. Premiums Deferred and Uncollected

Premiums deferred represent modal premiums not yet due from the policyholder where policy reserves have been calculated on the assumptions that the net premium for a policy is collected annually at the beginning of the policy year and that policies are issued ratably over the calendar year. Premiums uncollected represent modal premiums that are due from the policyholder and unpaid as of the reporting date.

C. Aggregate Reserves for Life Contracts

Policy reserves are based on statutory requirements and are computed using formulaic or principle-based methods. Policy reserves are at least as large as those computed using minimum statutory requirements. Each year the Appointed Actuary performs asset adequacy analysis to determine whether the Company’s reserves, when considered in light of Company assets, make adequate provision for the anticipated cash flows required by the contractual obligations and related expenses of the Company. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D. Policyholders’ Dividends

All of the Company’s individual and group life insurance business is written on the participating basis. Subject to the provisions of law regarding return of excess premiums, the Board of Directors may authorize such dividends to policyholders upon such terms and conditions as may, in their judgment, be proper, just and equitable. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2023, 2022, and 2021, premiums under individual and group life participating policies were $5,828,063, $5,576,805, and $5,314,652, or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2023, 2022, and 2021 includes $697,248, $580,399, and $572,000 of policyholder dividends, respectively.

The Company absolutely and irrevocably commits and guarantees that, of the total dividends apportioned for the period beginning January 1, 2024 and ending December 31, 2024, it will pay or cause to be applied during 2024, in all events, annual dividends for participating individual life and annuity policies issued after December 31, 1983, in an amount not less than $320,000. This guarantee covers policies in the aggregate only and does not confer a dividend guarantee on any specific policy.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

E. Federal Income Taxes

The Company’s federal income tax return is consolidated with the following entities:

State Farm Mutual Automobile Insurance Company	Insurance Placement Services, Inc.
State Farm Fire and Casualty Company	State Farm Realty Investment Company
State Farm General Insurance Company	Oglesby Reinsurance Company
State Farm Life and Accident Assurance Company	Dover Bay Specialty Insurance Company
State Farm Health Insurance Company	HiRoad Assurance Company
State Farm Lloyds	State Farm Classic Insurance Company
State Farm Indemnity Company	State Farm Specialty Insurance Company
State Farm Guaranty Insurance Company	GAINSCO Inc.
State Farm Florida Insurance Company	MGA Insurance Company, Inc.
State Farm International Services, Inc.	MGA Agency, Inc.
State Farm Lloyds, Inc.	National Specialty Lines, Inc.
State Farm Investment Management Corp.	GAINSCO Auto Insurance Agency, Inc.
State Farm VP Management Corp.	GAINSCO Service Corp.
State Farm International Holding Company

The consolidated federal income tax recoverables and payables are apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters and in a manner consistent with SSAP No. 101. The allocation is based upon separate return calculations after consolidating adjustments with current credit for net losses and tax credits used by the consolidated group. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax recoverables and payables which relate to the current tax year will be settled within ninety (90) days of the balance sheet date and within thirty (30) days of the due date of the consolidated federal tax return without and with extension; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due.

Under NAIC SAP, the deferred tax assets (DTAs) are reduced by a valuation allowance if it is more likely than not that some portion of the DTAs will not be realized. In addition, the gross DTAs are subject to an admissibility test. The admissibility test has three parts. The first part of the admissibility test determines the loss carryback potential for temporary differences that reverse corresponding to Internal Revenue Code tax loss carryback provisions, not to exceed three years. The second part of the admissibility test applies reversal periods and adjusted capital and surplus limitations based upon risk-based capital thresholds to determine the admitted portion of DTAs expected to be realized during a period not to exceed three years. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Any portion of the gross DTA, after consideration of the valuation allowance, that is not admitted under the three tests is treated as a nonadmitted asset. The movement in any nonadmitted DTA is reported with the change in nonadmitted assets, a separate component of capital and surplus.

The change in the net DTA/DTL, including any valuation allowance but without any impact of admissibility, is reflected as a separate component of capital and surplus under NAIC SAP. Under GAAP, the change in DTA/ DTL, including any valuation allowance, would be reported as a component of net income.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. State income tax is reported as a component of taxes, licenses, and fees and is an element of pre-tax book income; deferred state income taxes are not recorded.

For any uncertain tax positions the Company complies with the applicable income tax reporting and disclosure requirements pursuant to SSAP No. 101. SSAP No. 101 requires that tax loss contingencies, including the related interest and penalties, for current and prior years be computed in accordance with SSAP No. 5R, as modified for income taxes. A tax loss contingency is recorded only if it is more likely than not that a loss has been incurred. If the Company determines that no tax loss contingency should be recorded, then analysis is completed to determine if a disclosure within the financial statements is appropriate. Additionally, under SSAP No. 101, a disclosure is made when it is reasonably possible that the total liability for the income tax loss contingency will significantly increase within 12 months of the reporting date.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

F.  Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to unassigned surplus. The IMR and AVR are not calculated under GAAP.

G.  Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and has issued individual variable universal life and individual variable annuity contracts as supported by Illinois Insurance Code 215 ILCS 5/245.21. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general account within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in units of the subaccounts of the separate accounts. The subaccounts invest those assets in shares of mutual funds.

Separate account assets are reported at Net Asset Value (NAV) plus declared but unpaid dividends and liabilities are recorded at amounts equal to contract holder assets. Contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets. Refer to Notes 5 and 6 for additional disclosures.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company does not engage in security lending transactions within the separate accounts.

H. Recognition of Premiums and Annuity Considerations and Related Expenses

Scheduled life premiums are recognized as revenue over the premium paying period of the related policies. Flexible and single premiums and annuity considerations are recognized as revenues as received. Premiums received prior to the date of the financial statements which are due on or after the next modal premium date are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

I.  Nonadmitted Assets

Certain assets designated as “nonadmitted” assets aggregating $24,424 and $26,604 at December 31, 2023 and 2022, respectively, are not recognized by statutory accounting practices. These assets are excluded from the Statement of Assets, Liabilities, Capital and Surplus, and the net change in such assets is charged or credited directly to unassigned surplus. There is no such concept under GAAP.

J.  Stockholder Dividends

The maximum amount of dividends which can be paid by state of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income. Refer to Note 10 for additional disclosure.

K.  Guaranty Fund Assessments

As of December 31, 2023 and December 31, 2022, liabilities of $23,050 and $18,313, respectively, have been recorded for guaranty fund assessments. These amounts, when recorded, represent liabilities recorded for all states in which the Company operates. Guaranty fund assessments are paid when called by the state guaranty fund associations, generally within a one to three year period. Premium tax offset assets for guaranty fund payments, as shown in the table below, are realized within five years of the payment of the guaranty fund assessment in most states.

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$13,572
Decreases current year:
Premium tax offset applied to 2023 annual returns	202
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$13,370

On September 3, 2019, the Senior American Insurance Company was placed into liquidation. This company wrote primarily long-term care business. As of December 31, 2023, a liability of $102 remains for estimated retrospective premium-based guaranty fund assessments related to this insolvency.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

As of December 31, 2023, the undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency were as follows:

	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Senior American Insurance Co.	$102	Not Applicable	$3,710	Not Applicable

At December 31, 2023, the number of jurisdictions, ranges of years used to discount, and weighted average number of years of the discounting time period for payables and recoverables by insolvency were as follows:

	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Senior American Insurance Co.	3	1	1	6	1-973	348.29

3.  Changes in Accounting Principle

In 2021, the Insurance Commissioner for the state of Washington released Technical Assistance Advisory (TAA) 2021-02 that interprets current regulation WAC 284-84-030 to require all Universal Life Policies issued January 1, 1987 and later to be calculated using the lesser of the products’ underlying guarantee rate and the applicable valuation rate. The revisions to the requirements for computing policy reserves constitute a change in the valuation basis due to the change in the reserving method as outlined in SSAP No. 51R. The alignment with Washington’s TAA 2021-02 resulted in an increased aggregate reserve and is reported as a cumulative change in accounting principle which decreased unassigned surplus by $1,121 as of January 1, 2021.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

4.  Investments

A.  Bonds and Other Debt Securities

The statement value and estimated fair value of investments in debt securities, including short-term investments, at December 31 were as follows:

	2023
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$2,367,344	$5,854	$(139,298)	$2,233,900
All other governments	24,160	—	(824)	23,336
States, territories and possessions (direct and guaranteed)	846,139	7,799	(49,107)	804,831
Political subdivisions of states, territories and possessions (direct and guaranteed)	4,051,100	54,046	(369,940)	3,735,206
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	10,841,673	51,628	(789,615)	10,103,686
Industrial and miscellaneous	37,410,425	188,927	(2,610,394)	34,988,958
SVO Identified Funds	813	—	—	813

Total	$55,541,654	$308,254	$(3,959,178)	$51,890,730

	2022
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$2,391,128	$680	$(173,084)	$2,218,724
All other governments	27,507	—	(1,298)	26,209
States, territories and possessions (direct and guaranteed)	847,742	5,319	(65,889)	787,172
Political subdivisions of states, territories and possessions (direct and guaranteed)	3,778,149	16,162	(483,511)	3,310,800
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	11,687,963	20,976	(1,031,493)	10,677,446
Industrial and miscellaneous	36,960,805	46,113	(3,611,326)	33,395,592

Total	$55,693,294	$89,250	$(5,366,601)	$50,415,943

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The statement value and estimated fair value of debt securities by expected maturity are shown below. The expected maturity may differ from the contractual maturity for certain securities and, where applicable, is based on assumed prepayment rates, payment schedules and known calls.

	12/31/2023
	Statement Value	Fair Value
Due in one year or less	$4,125,984	$4,061,988
Due after one year through five years	18,197,436	17,525,838
Due after five years through ten years	27,678,162	25,208,239
Due after ten years	5,539,259	5,093,852
No maturity date	813	813

Total	$55,541,654	$51,890,730

Gross proceeds and realized gains and losses, including other-than-temporary impairments, on bonds sold for the years ended December 31 consisted of:

	2023	2022	2021
Proceeds	$281,757	$68,487	$—
Gross gains	$—	$7	$—
Gross losses	$(8,773)	$(201)	$(204)

B. Restricted Assets

Certain assets owned by the Company and reported as admitted assets in the financial statements are not under the exclusive control of the Company. These investments are held in a trust or at depository institutions for the benefit of policyholders and other beneficiaries.

Restricted assets at December 31 were as follows:

	2023	2022
Bonds on deposit with regulatory authorities	$2,705	$2,763

Total	$2,705	$2,763

C.  Mortgage Loans

Credit quality of the mortgage portfolio is evaluated through a variety of quantitative and qualitative loan factors. The factors are used to measure weakness and assess risk levels in individual loans. Loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios are two of the key quantitative factors used to identify loan risk and potential loss. LTV is the ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the ratio of the cash flows from the underlying collateral to the principal and interest payments of the loan. Credit quality indicators are updated and evaluated at least annually.

The Company invests in commercial mortgage loans secured primarily by industrial, multi-family, office, and retail properties. Each loan in the portfolio is reviewed at least annually for potential impairment, delinquency, non-accrual status and ultimate collectability. During these reviews the collateral financial results, occupancy, and physical condition, as well as guarantor financial position, where applicable, and current market conditions are evaluated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company’s recorded investments by property type and credit quality indicator at December 31 were as follows:

	2023
	DSC ratio				LTV ratio
	>1.25	1.00 - 1.25	<1.00	Total	<80%	80% to <90%	= or > 90%	Total
Apartment	$4,861,694	$262,972	$15,311	$5,139,977	$5,139,977	$—	$—	$5,139,977
Retail	1,059,783	163,087	18,005	1,240,875	1,240,875	—	—	1,240,875
Office	862,413	94,023	24,789	981,225	846,237	54,199	80,789	981,225
Industrial	5,186,161	340,665	44,828	5,571,654	5,571,654	—	—	5,571,654
Mixed Use	283,686	—	6,368	290,054	290,054	—	—	290,054
Other	663,318	7,408	—	670,726	670,726	—	—	670,726

Total	$12,917,055	$868,155	$109,301	$13,894,511	$13,759,523	$54,199	$80,789	$13,894,511

	2022
	DSC ratio				LTV ratio
	>1.25	1.00 - 1.25	<1.00	Total	<80%	80% to <90%	= or > 90%	Total
Apartment	$4,434,446	$190,855	$28,993	$4,654,294	$4,654,294	$—	$—	$4,654,294
Retail	1,062,662	198,407	12,812	1,273,881	1,273,881	—	—	1,273,881
Office	834,860	97,824	32,000	964,684	964,684	—	—	964,684
Industrial	4,384,631	406,390	3,682	4,794,703	4,794,703	—	—	4,794,703
Mixed Use	277,614	18,211	—	295,825	295,825	—	—	295,825
Other	606,825	7,726	—	614,551	614,551	—	—	614,551

Total	$11,601,038	$919,413	$77,487	$12,597,938	$12,597,938	$—	$—	$12,597,938

As of December 31, 2023 and 2022, the weighted average DSC ratios for the portfolio were 2.57 and 2.57, respectively. The weighted average LTV ratios for the portfolio were 49.7% and 46.5% as of December 31, 2023 and 2022, respectively. Approximately 57% or $62,000 of the commercial mortgage loans with a DSC of less than 1.00 have amortization periods of 16 years or less, resulting in an accelerated reduction of outstanding principal. A normalization of the amortization period to 25 years would increase the DSC on these loans to greater than 1.00. In addition, $17,000 or 16% of these loans carry a full payment guaranty.

The maximum lending rate for commercial mortgage loans was 6.39% and 5.06% for 2023 and 2022, respectively. The minimum lending rate for commercial mortgage loans was 4.27% and 2.13% for 2023 and 2022, respectively.

The maximum percentage of any one loan to the value of security at the time of the loan in 2023 and 2022, exclusive of insured or guaranteed mortgages or purchased money mortgages, was 64.66% and 65.10%, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company’s mortgage loan age analysis and interest rate reduction summaries at December 31 were as follows:

Commercial
	Insured	All Other
2023
1. Recorded investments (all)
(a) Current	$—	$13,894,511
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	$—	$—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—
2022
1. Recorded investments (all)
(a) Current	$—	$12,597,938
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	$—	$—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Commercial
	Insured	All Other
2021
1. Recorded investments (all)
(a) Current	$—	$11,853,057
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	$—	$—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

Cash receipts are deposited and accounted for as received. The Company did not record an allowance for credit losses on its mortgage loans. The Company had no tax assessments or other amounts included in the mortgage loan total.

The Company’s impaired mortgage loan activities at December 31 were as follows:

	Commercial
	Insured	All Other
2023
1. Average recorded investment	$—	$24,788
2. Interest income recognized	—	1,254
3. Recorded investment on nonaccrual status	—	24,788
4. Amount of interest income recognized using cash-basis	—	105
2022
1. Average recorded investment	$—	$—
2. Interest income recognized	—	—
3. Recorded investment on nonaccrual status	—	—
4. Amount of interest income recognized using cash-basis	—	—

The Company reported the following statement values as of December 31, 2023 and 2022, respectively:

Mortgages in Good Standing: $13,869,723 and $12,597,938.

Restructured Mortgages: $24,788 and $0.

Mortgages in the Process of Foreclosure: $0 and $0.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

D.  Equity Investments

The cost and statement/fair value of investments in common stocks and gross unrealized gains and losses from these investments at December 31 were as follows:

	2023
	Cost	Unrealized Gains	Unrealized Losses	Fair Value
Unaffiliated common	$1,964,531	$5,107,760	$(37,820)	$7,034,471
Affiliated common	$96,405	$4,889	$(8,653)	$92,641

	2022
	Cost	Unrealized Gains	Unrealized Losses	Fair Value
Unaffiliated common	$2,059,289	$4,160,614	$(97,149)	$6,122,754
Affiliated common	$3,500	$4,802	$—	$8,302

Gross realized gains and losses, including other-than-temporary impairments, for the years ended December 31 consisted of:

	2023		2022		2021
	Gains	Losses	Gains	Losses	Gains	Losses
Unaffiliated common	$191,435	$(44,416)	$124,882	$(25,085)	$97,476	$(5,063)

E.  Financial Instrument Impairments

On a quarterly basis, the Company evaluates its investment portfolio for other-than-temporary impairments. In evaluating whether a decline in value is other-than-temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.

•	The extent and duration of the decline in value.

•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.

•	Relevant industry conditions and trends.

•	The financial condition and current and future business prospects of the issuer.

The Company had realized capital losses due to other-than-temporary declines in the fair value as follows:

	2023	2022	2021
Bonds	$156	$191	$204
Common Stocks	$8,172	$7,789	$1,957
Mortgages	$7,211	$—	$—

Total	$15,539	$7,980	$2,161

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The unrealized losses due to temporary declines in the fair value of investments at December 31 were as follows:

	2023
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$152,610	$(2,437)	$1,766,115	$(136,861)	$1,918,725	$(139,298)
All other governments	—	—	23,336	(824)	23,336	(824)
States, territories and possessions (direct and guaranteed)	40,352	(85)	453,717	(49,022)	494,069	(49,107)
Political subdivisions of states, territories and possessions (direct and guaranteed)	86,875	(3,445)	1,929,613	(366,495)	2,016,488	(369,940)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	89,756	(4,419)	8,655,848	(785,196)	8,745,604	(789,615)
Industrial and miscellaneous	1,084,269	(30,820)	29,137,122	(2,579,574)	30,221,391	(2,610,394)

Subtotal, debt securities	1,453,862	(41,206)	41,965,751	(3,917,972)	43,419,613	(3,959,178)

Unaffiliated common stock	$146,865	$(16,958)	$45,505	$(20,862)	$192,370	$(37,820)

Total temporarily impaired securities	$1,600,727	$(58,164)	$42,011,256	$(3,938,834)	$43,611,983	$(3,996,998)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2022
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$1,961,611	$(140,367)	$138,167	$(32,717)	$2,099,778	$(173,084)
All other governments	26,209	(1,298)	—	—	26,209	(1,298)
States, territories and possessions (direct and guaranteed)	438,398	(42,121)	77,116	(23,768)	515,514	(65,889)
Political subdivisions of states, territories and possessions (direct and guaranteed)	1,885,109	(308,290)	527,034	(175,221)	2,412,143	(483,511)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	8,794,053	(692,505)	1,175,570	(338,988)	9,969,623	(1,031,493)
Industrial and miscellaneous	27,589,326	(2,378,475)	4,755,605	(1,232,851)	32,344,931	(3,611,326)

Subtotal, debt securities	40,694,706	(3,563,056)	6,673,492	(1,803,545)	47,368,198	(5,366,601)
Unaffiliated common stock	217,942	(60,610)	52,375	(36,539)	270,317	(97,149)

Total temporarily impaired securities	$40,912,648	$(3,623,666)	$6,725,867	$(1,840,084)	$47,638,515	$(5,463,750)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by changes in interest rates and credit spreads, not on fundamental credit problems of the issuers. The contractual terms of the Company’s bond investments, excluding loan-backed, do not permit the issuer to settle the securities at a price less than the par value of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider these investments to be other-than-temporarily impaired at December 31, 2023.

Unaffiliated Stocks

The Company evaluates its stock investments for impairment loss by calculating unrealized losses and performing analysis quarterly and annually. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of their cost basis, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2023.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

F. Realized Capital Gains (Losses)

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2023
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$130,154	$27,332	$102,822
Less: IMR capital gains (losses)	(9,497)	(1,994)	(7,503)

Capital gains (losses) net of IMR	$139,651	$29,326	$110,325

	December 31, 2022
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$101,907	$147,670	$(45,763)
Less: IMR capital gains (losses)	2,295	482	1,813

Capital gains (losses) net of IMR	$99,612	$147,188	$(47,576)

	December 31, 2021
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$91,273	$79,751	$11,522
Less: IMR capital gains (losses)	446	93	353

Capital gains (losses) net of IMR	$90,827	$79,658	$11,169

G. Cash Pool

The Company’s share of the Pool by asset type as of December 31 was as follows:

Asset Type	2023	2022
Cash	0.00%	1.81%
Cash Equivalents	96.07%	88.99%
Short-Term Investments	3.93%	9.20%

Total	100.00%	100.00%

H. Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31 were as follows:

	2023	2022	2021
Bonds	$1,793,471	$1,698,286	$1,764,186
Unaffiliated common stocks	119,343	120,450	112,402
Mortgage loans	490,538	456,326	479,766
Contract loans	278,767	271,100	273,748
Cash, cash equivalents, and short-term investments	22,340	11,620	537
Other invested assets	470,321	454,436	869,751
Miscellaneous	1,423	611	107

Gross investment income	3,176,203	3,012,829	3,500,497
Investment expenses	(36,736)	(34,567)	(39,153)

Net investment income	$3,139,467	$2,978,262	$3,461,344

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The gross, nonadmitted and admitted amounts for interest income due and accrued at December 31 were as follows:

Interest Income Due and Accrued	2023	2022
1. Gross	$638,102	$593,232
2. Nonadmitted	$1,832	$1,730
3. Admitted	$636,270	$591,502

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance at December 31 were as follows:

	2023	2022
Cumulative amounts of PIK interest included in the current principal balance	$6,755	$6,429

I. Investment in Subsidiaries

On September 30, 2023, the Company assumed ownership of SFIMC from SFMAIC. The $42,905 underlying U.S. GAAP equity of SFIMC was treated as the receipt of additional capital.

The table below is an aggregate total of all subsidiary, controlled and affiliated entities (SCAs), excluding U.S. insurance affiliates and investments in limited liability companies, limited partnerships and joint ventures. There are no nonadmitted amounts related to these SCAs reflected in the Company’s balance sheet.

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filling*	Date of Filing to NAIC	NAIC Valuation Amount	NAIC Response Received (Y/N)	NAIC Disallowed Entity’s Valuation Method, Resubmission Required (Y/N)
SFIMC	100.0%	84,252	S2	8/31/2023	66,369	Y	N

Aggregate Total		$84,252			$66,369

* S1 — Sub-1, S2 — Sub2 or RDF — Resubmission of Disallowed Filing

J. Fair Value Measurements

Fair value is defined as the price that the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 — Unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

•

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include the Company’s own data.

There are currently no investments in which the Company relies upon the Net Asset Value as a practical expedient to determine fair value.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Financial instruments measured at fair value at December 31 were as follows:

	2023
Description	Level 1	Level 2	Level 3	Total
Cash Equivalents	$26,160	$—	$—	$26,160
Stocks:
Domestic common	6,469,022	—	—	6,469,022
Foreign common	561,457	—	—	561,457
Mutual funds	3,992	—	—	3,992
Separate Accounts	1,549,673	—	—	1,549,673
Bonds:
Industrial and miscellaneous	813	—	—	813

Total	$8,611,117	$—	$—	$8,611,117

	2022
Description	Level 1	Level 2	Level 3	Total
Cash Equivalents	$26,833	$—	$—	$26,833
Stocks:
Domestic common	5,585,092	—	—	5,585,092
Foreign common	534,182	—	—	534,182
Mutual funds	3,480	—	—	3,480
Separate Accounts	1,369,648	—	—	1,369,648

Total	$7,519,235	$—	$—	$7,519,235

The Company recognizes transfers between levels at the end of the reporting period. There were no transfers into or out of Level 3 for 2023 and 2022.

Level 1 Measurements

Cash Equivalents—These assets include registered money market mutual funds. The fair value is based on the net asset value (NAV).

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Unaffiliated Stocks—These assets include actively traded exchange-listed equity securities and mutual funds. Valuations are based upon unadjusted quoted exchange prices.

Separate Accounts—These assets include mutual funds. The fair value is based upon closing NAV per share plus declared but unpaid dividends. The NAVs are published daily by the funds’ managers.

Bonds—These assets include SVO-Identified bond exchange-traded funds. Valuations are based upon unadjusted quoted exchange prices.

5. Separate Accounts

As of December 31, 2023 and 2022, the Company’s separate accounts statement included legally insulated assets of $1,549,673 and $1,369,648, respectively. The assets legally insulated from the general account as of December 31, 2023 and 2022 are attributed to the following products:

December 31, 2023

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$735,736	$—
Variable Annuities	813,937	—

Total	$1,549,673	$—

December 31, 2022

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$639,154	$—
Variable Annuities	730,494	—

Total	$1,369,648	$—

Certain guarantees are provided by the general account. For the years ended December 31, 2023, 2022, 2021, 2020, and 2019, the general account had paid $425, $331, $74, $180 and $71, respectively, towards separate accounts guarantees. The Company’s variable universal life and variable annuity contracts do not designate explicit risk charges to compensate the general account for the guarantees provided.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Information regarding the Separate Accounts of the Company for 2023, 2022, and 2021 is as follows:

	2023
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$40,264	$40,264
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,547,039	1,547,039
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,547,039	$1,547,039

Withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—
At fair value	—	—	—	1,546,326	1,546,326
At book value without market value adjustment and with current surrender of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,546,326	$1,546,326
Not subject to discretionary withdrawal	$—	$—	$—	713	713

Total	$—	$—	$—	$1,547,039	$1,547,039

Reconciliation of Net Transfers to (from) separate accounts:

2023
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$44,063
Transfers from separate accounts	121,857

Net transfers to (from) separate accounts	$(77,794)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(12)

Transfers as reported in the Statements of Operations	$(77,806)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2022
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$42,036	$42,036
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,367,143	1,367,143
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,367,143	$1,367,143

Withdrawal characteristics:
Subject to discretionary withdrawal:
With fair market adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—
At fair value	—	—	—	1,366,452	1,366,452
At book value without market value adjustment and with current surrender of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,366,452	$1,366,452
Not subject to discretionary withdrawal	—	—	—	691	691

Total	$—	$—	$—	$1,367,143	$1,367,143

Reconciliation of Net Transfers to (from) separate accounts:

2022
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$45,914
Transfers from separate accounts	110,551

Net transfers to (from) separate accounts	$(64,637)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(13)

Transfers as reported in the Statements of Operations	$(64,650)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Reconciliation of Net Transfers to or (from) separate accounts:

2021
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$48,378
Transfers from separate accounts	124,900

Net transfers to (from) separate accounts	$(76,522)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(13)

Transfers as reported in the Statements of Operations	$(76,535)

6. Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds (including short-term investments)

Prices published by the SVO or prices from pricing vendors are used to calculate fair value. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Typical inputs to models used by pricing vendors include but are not limited to contractual cash flows, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. On newly acquired bonds not yet priced by pricing vendors, the purchase price or broker quotes are used as fair value. For other bonds where a price is not available from the SVO or pricing vendors, an internal pricing matrix is used to estimate fair value. Inputs to the internal pricing matrix include benchmark yields, credit spreads, industry sector of the issuer, and illiquidity spreads for private placement securities.

Unaffiliated Stocks

Prices from pricing vendors or prices prescribed by the SVO are used to calculate fair value. Valuation is based on unadjusted quoted market prices for identical assets in an active market, net asset value, or shareholder’s equity derived from the issuer’s audited financial statements.

Mortgage Loans

Fair value is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings by property type for the same remaining maturities.

Cash

The carrying amount is a reasonable estimate of fair value.

Cash Equivalents

Cash equivalents include shares in money market mutual funds and the Pool. The fair value of money market mutual funds is based on the NAV calculated by the funds. The fair value of the Pool is determined by the audited GAAP equity method.

Contract Loans

Contract loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for contract loans.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are based on the NAV of the underlying assets.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the effects of any market value adjustments.

Settlement Options without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The statement value and estimated fair value of the Company’s financial instruments at December 31 were as follows:

	2023
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$10,369,834	$11,052,907	$—	$10,369,834	$—	$—	$—
Other	41,520,896	44,488,747	813	41,520,083	—	—	—
Unaffiliated common stocks	7,034,471	7,034,471	7,034,471	—	—	—	—
Mortgage loans	12,458,314	13,894,511	—	12,458,314	—	—	—
Cash (Overdraft)	(907)	(907)	(907)	—
Cash equivalents	762,138	762,138	26,160	735,978	—	—	—
Short-term investments	—	—	—	—	—	—	—
Contract loans	—	4,443,613	—	—			4,443,613
Separate accounts	1,549,673	1,549,673	1,549,673	—	—	—	—
Financial liabilities:
Structured annuity reserves and other similar items	149,729	147,563	—	149,729	—	—	—
Deferred annuity reserves	6,088,754	6,152,463	—	6,088,754	—	—	—
Settlement options without life contingencies	4,617,197	4,617,197	—	4,617,197	—	—	—
Separate accounts	1,549,673	1,549,673	1,549,673	—	—	—	—

	2022
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$10,654,487	$11,548,076	$—	$10,654,487	$—	$—
Other	39,761,456	44,145,218	—	39,761,456	—	—
Unaffiliated common stocks	6,122,754	6,122,754	6,122,754	—	—	—
Mortgage loans	11,043,426	12,597,938	—	11,043,426	—	—
Cash (Overdraft)	(586)	(586)	(586)	—
Cash equivalents	433,724	433,724	26,833	406,891	—	—
Short-term investments	—	—	—	—	—	—
Contract loans	—	4,298,099	—	—		4,298,099
Separate accounts	1,369,648	1,369,648	1,369,648	—	—	—
Financial liabilities:
Structured annuity reserves and other similar items	171,132	167,534	—	171,132	—	—
Deferred annuity reserves	6,280,597	6,334,874	—	6,280,597	—	—
Settlement options without life contingencies	4,818,425	4,818,425	—	4,818,425	—	—
Separate accounts	1,369,648	1,369,648	1,369,648	—	—	—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Not practicable to estimate fair value:

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation
Contract loans	$4,443,613	Various	Not applicable	See above

7. Life Reserves

A. Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2023 and 2022, the Company had $45,128,897 and $52,048,592, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $344,484 and $395,447 at December 31, 2023 and 2022, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

B. Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2023 and 2022 were as follows:

Individual Annuities	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$3,874,372	$—	$—	$3,874,372	44.3%
At book value less current surrender charge of 5% or more	123	—	—	123	0.0%
At fair value	—	—	810,507	810,507	9.3%

Subtotal	$3,874,495	$—	$810,507	$4,685,002	53.6%

At book value without adjustment (minimal or no charge or adjustment)	2,996,964	—	—	2,996,964	34.3%
Not subject to discretionary withdrawal	1,055,028	—	713	1,055,741	12.1%

Total (gross)	$7,926,487	$—	$811,220	$8,737,707	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$7,926,487	$—	$811,220	$8,737,707

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge within the year after the statement date: $49

Deposit-Type Contracts	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$41,159	$—	$—	$41,159	0.4%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	10	—	99	109	—%

Subtotal	$41,169	$—	$99	$41,268	0.4%

At book value without adjustment (minimal or no charge or adjustment)	10,183,518	—	—	10,183,518	98.2%
Not subject to discretionary withdrawal	147,563	—	—	147,563	1.4%

Total (gross)	$10,372,250	$—	$99	$10,372,349	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$10,372,250	$—	$99	$10,372,349

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$7,855,425
Supplementary contracts with life contingencies total (net)	71,062
Deposit-type contracts	10,372,250

Subtotal	$18,298,737

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	$811,220
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	99

Subtotal	$811,319

Total annuity actuarial reserves and deposit-type contract liabilities	$19,110,056

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities, excludes Annuity Disability Reserves of $413.

Individual Annuities	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$3,879,081	$—	$—	$3,879,081	43.9%
At book value less current surrender charge of 5% or more	184	—	—	184	0.0%
At fair value	—	—	727,215	727,215	8.2%

Subtotal	$3,879,265	$—	$727,215	$4,606,480	52.1%

At book value without adjustment (minimal or no charge or adjustment)	3,178,783	—	—	3,178,783	35.9%
Not subject to discretionary withdrawal	1,060,772	—	691	1,061,463	12.0%

Total (gross)	$8,118,820	$—	$727,906	$8,846,726	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$8,118,820	$—	$727,906	$8,846,726

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge within the year after the statement date: $86

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Deposit-Type Contracts	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$50,167	$—	$—	$50,167	0.4%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	10	—	94	104	0.0%

Subtotal	$50,177	$—	$94	$50,271	0.4%

At book value without adjustment (minimal or no charge or adjustment)	10,412,705	—	—	10,412,705	98.0%
Not subject to discretionary withdrawal	167,534	—	—	167,534	1.6%

Total (gross)	$10,630,416	$—	$94	$10,630,510	100.0%

Reinsurance ceded	—	—	—	—

Total (net)*	$10,630,416	$—	$94	$10,630,510

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,046,681
Supplementary contracts with life contingencies total (net)	72,139
Deposit-type contracts	10,630,416

Subtotal	$18,749,236

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	727,906
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	94

Subtotal	$728,000

Total annuity actuarial reserves and deposit-type contract liabilities	$19,477,236

*	Reconciliation of total annuity actuarial and deposit fund liabilities, excludes Annuity Disability Reserves of $450.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

C. Life Actuarial Reserves by Withdrawal Characteristics

	2023
	General Account			Separate Account—Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$763,570	$1,732,449	$—	$—	$—
Universal Life	11,409,588	11,121,667	11,193,463	—	—	—
Other Permanent Cash Value Life Insurance	—	22,094,813	24,327,665	—	—	—
Variable Universal Life	115,254	114,272	118,788	735,720	735,720	735,720
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	8,463,662	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	3,982	XXX	XXX	—
Disability—Active Lives	XXX	XXX	626,519	XXX	XXX	—
Disability—Disabled Lives	XXX	XXX	898,182	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	546,241	XXX	XXX	—

Total (gross: direct + assumed)	$11,524,842	$34,094,322	$47,910,951	$735,720	$735,720	$735,720
Reinsurance Ceded	—	—	—	—	—	—

Total (net)	$11,524,842	$34,094,322	$47,910,951	$735,720	$735,720	$735,720

Amount
Life & Accident & Health Annual Statement:
Life Insurance Section, Total (net)	$45,836,027
Accidental Death Benefits Section, Total (net)	3,982
Disability—Active Lives Section, Total (net)*	626,519
Disability—Disabled Lives Section, Total (net)*	898,182
Miscellaneous Reserves Section, Total (net)	546,241

Subtotal	$47,910,951

Separate Accounts Annual Statement:
Life insurance, Total	$735,720
Accident and health contracts, Total	—
Miscellaneous reserves, Total	—

Subtotal	$735,720

Combined Total	$48,646,671

*	Difference of $413 in these disclosure amounts corresponds to Active Life Reserves and Disabled Life Reserves on annuity products.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2022
	General Account			Separate Account—Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$629,717	$1,459,432	$—	$—	$—
Universal Life	11,154,166	10,852,366	10,922,650	—	—	—
Other Permanent Cash Value Life Insurance	—	21,324,398	23,409,607	—	—	—
Variable Universal Life	113,057	111,949	115,592	639,143	639,143	639,143
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	$8,473,307	XXX	XXX	$—
Accidental Death Benefits	XXX	XXX	$4,341	XXX	XXX	—
Disability—Active Lives	XXX	XXX	$609,840	XXX	XXX	—
Disability—Disabled Lives	XXX	XXX	$877,648	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	$507,353	XXX	XXX	—

Total (gross: direct + assumed)	$11,267,223	$32,918,430	$46,379,770	$639,143	$639,143	$639,143
Reinsurance Ceded	—	—	—	—	—	—

Total (net)	$11,267,223	$32,918,430	$46,379,770	$639,143	$639,143	$639,143

Amount
Life & Accident & Health Annual Statement:
Life Insurance Section, Total (net)	$44,380,588
Accidental Death Benefits Section, Total (net)	4,341
Disability—Active Lives Section, Total (net)	609,840
Disability—Disabled Lives Section, Total (net)	877,648
Miscellaneous Reserves Section, Total (net)	507,353

Subtotal	$46,379,770

Separate Accounts Annual Statement:
Life insurance, Total	$639,143
Accident and health contracts, Total	—
Miscellaneous reserves, Total	—

Subtotal	$639,143

Combined Total	$47,018,913

*	Difference of $450 in these disclosure amounts corresponds to Active Life Reserves and Disabled Life Reserves on annuity products.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

D. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

	December 31, 2023		December 31, 2022
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	2,378	167	2,008	156
Ordinary renewal	37,697	29,945	37,978	30,246
Credit life	—	—	—	—
Group life	605	605	660	660
Group annuity	—	—	—	—

Total	$40,680	$30,717	$40,646	$31,062

8. Federal Income Taxes

The components of the net DTA/(DTL) at December 31 were as follows:

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,324,602	$41,344	$1,365,946	$1,262,850	$45,729	$1,308,579
Statutory valuation allowance adjustments	—	—	—	—	—	—

Adjusted gross DTAs	1,324,602	41,344	1,365,946	1,262,850	45,729	1,308,579
DTAs nonadmitted	—	—	—	—	—	—

Net admitted DTA	1,324,602	41,344	1,365,946	1,262,850	45,729	1,308,579
DTLs	82,662	1,546,400	1,629,062	92,755	1,278,028	1,370,783

Net admitted DTA/(DTL)	$1,241,940	$(1,505,056)	$(263,116)	$1,170,095	$(1,232,299)	$(62,204)

The admission calculations for adjusted gross DTAs at December 31 were as follows:

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTAs expected to be realized after application of the threshold limitation.
Lesser of:
Adjusted gross DTAs expected to be realized following the balance sheet date; or	384,479	—	384,479	370,257	—	370,257
Adjusted gross DTAs allowed per limitation threshold	NA	NA	2,518,739	NA	NA	2,326,811
Adjusted gross DTAs offset by gross DTLs	940,123	41,344	981,467	892,593	45,729	938,322

Total admitted adjusted gross DTAs	$1,324,602	$41,344	$1,365,946	$1,262,850	$45,729	$1,308,579

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Amounts used in recovery period and threshold limitation calculation:

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,187.80%	1,212.30%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$16,791,590	$15,512,071

The Company did not utilize any tax planning strategies which would have resulted in an increase of the Company’s adjusted gross DTA or net admitted DTAs.

There were no unrecognized DTLs.

Current income taxes incurred consist of the following major components:

	2023	2022	2021
Federal income tax (benefit)	$281,065	$181,921	$140,824
Foreign income tax (benefit)	995	891	1,016
Adjustments to prior year incurred tax	(48,485)	(87,062)	(39,693)

Combined income tax incurred	$233,575	$95,750	$102,147
Federal income (tax) benefit on net capital (gains) losses	27,332	147,670	79,751

Federal income taxes incurred	$260,907	$243,420	$181,898

The main components of the deferred tax amounts were as follows:

	2023	2022	Change
DTAs:
Ordinary:
Deferred acquisition costs	$497,720	$457,509	$40,211
Policyholder reserves	506,068	497,808	8,260
Policyholder dividends accrual	82,590	73,509	9,081
Compensation and benefits accrual	225,206	223,263	1,943
Other	13,018	10,761	2,257

Total ordinary DTAs	1,324,602	1,262,850	61,752
Statutory valuation allowance adjustment	—	—	—

Admitted ordinary DTAs	$1,324,602	$1,262,850	$61,752

Capital:
Investments	$41,344	$45,729	$(4,385)

Total capital DTAs	41,344	45,729	(4,385)
Statutory valuation allowance adjustment	—	—	—
Admitted capital DTAs	$41,344	$45,729	$(4,385)

Admitted DTAs	$1,365,946	$1,308,579	$57,367

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2023	2022	Change
DTLs:
Ordinary:
Deferred and uncollected premium	$5,287	$5,660	$(373)
Other	77,375	87,095	(9,720)

Total ordinary DTLs	$82,662	$92,755	$(10,093)

Capital:
Investments	$1,546,400	$1,278,028	$268,372

Total capital DTLs	$1,546,400	$1,278,028	$268,372

DTLs	$1,629,062	$1,370,783	$258,279

Net DTAs/(DTLs)	$(263,116)	$(62,204)	$(200,912)

The change in net deferred income taxes is comprised of the following:

	2023	2022	Change
Total DTAs	$1,365,946	$1,308,579	$57,367
Total DTLs	1,629,062	1,370,783	258,279

Net DTAs	$(263,116)	$(62,204)	$(200,912)
Tax effect of net unrealized capital gains (losses)			240,439

Change in net deferred income tax			$39,527

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2023
	Amount	Tax Effect at 21%	Effective Tax Rate
Income (loss) after capital gains tax	$1,365,759
Federal income tax (benefit) on net capital gains (losses)	27,332

Income (loss) before taxes	$1,393,091	$292,549	21.00%
Dividends received deduction	(34,996)	(7,349)	-0.53%
Dividends received deduction—Separate Accounts	(3,865)	(812)	-0.06%
Foreign taxes and other general business credits	(1,845)	(387)	-0.03%
Change in liability for termination benefits	44,657	9,378	0.67%
Change in nonadmitted assets	2,180	458	0.03%
IMR amortization	(9,312)	(1,956)	-0.14%
Tax exempt interest	(39,555)	(8,306)	-0.60%
Prior year underaccrual (overaccrual)	(60,651)	(12,737)	-0.91%
Section 1341 adjustment	(235,767)	(49,511)	-3.55%
Other adjustments	254	53	0.01%

Total	$1,054,191	$221,380	15.89%

Federal income taxes incurred		$233,575	16.77%
Federal income tax (benefit) on net capital gains (losses)		27,332	1.96%
Change in net deferred income taxes		(39,527)	-2.84%

Total statutory income taxes (benefit)		$221,380	15.89%

	2022
	Amount	Tax Effect at 21%	Effective Tax Rate
Income (loss) after capital gains tax	$672,817
Federal income tax (benefit) on net capital gains (losses)	147,670

Income (loss) before taxes	$820,487	$172,302	21.00%
Dividends received deduction	(33,625)	(7,061)	-0.86%
Dividends received deduction—Separate Accounts	(3,127)	(657)	-0.08%
Foreign taxes and other general business credits	(2,421)	(508)	-0.06%
Change in liability for termination benefits	228,218	47,926	5.84%
Change in nonadmitted assets	3,315	696	0.08%
IMR amortization	(13,871)	(2,913)	-0.36%
Tax exempt interest	(10,492)	(2,203)	-0.27%
Prior year underaccrual (overaccrual)	81,069	17,024	2.07%
Other adjustments	3,159	664	0.10%

Total	$1,072,712	$225,270	27.46%

Federal income taxes incurred		$95,750	11.67%
Federal income tax (benefit) on net capital gains (losses)		147,670	18.00%
Change in net deferred income taxes		(18,150)	-2.21%

Total statutory income taxes (benefit)		$225,270	27.46%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2021
	Amount	Tax Effect at 21%	Effective Tax Rate
Income (loss) after capital gains tax	$1,016,231
Federal income tax (benefit) on net capital gains (losses)	79,751

Income (loss) before taxes	$1,095,982	$230,156	21.00%
Dividends received deduction	(31,523)	(6,620)	-0.60%
Dividends received deduction—Separate Accounts	(14,397)	(3,023)	-0.28%
Foreign taxes and other general business credits	(3,000)	(630)	-0.06%
Change in liability for termination benefits	50,464	10,597	0.97%
Change in nonadmitted assets	2,299	483	0.04%
IMR amortization	(20,423)	(4,289)	-0.39%
Prior year adjustment	(26,942)	(5,658)	-0.52%
Other adjustments	470	99	0.02%

Total	$1,052,930	$221,115	20.18%

Federal income taxes incurred		$102,147	9.32%
Federal income tax (benefit) on net capital gains (losses)		79,751	7.28%
Change in net deferred income taxes		39,217	3.58%

Total statutory income taxes (benefit)		$221,115	20.18%

At December 31, 2023, the Company did not have any net operating loss or tax credit carryforwards.

As of December 31, 2023, the Internal Revenue Code does not permit life insurance companies to carryback ordinary tax losses. However, capital losses may be carried back three years. The following are income taxes incurred in the current and prior years which will be available for recoupment in the event of future capital losses. Prior year amounts have been updated to reflect information filed with the Internal Revenue Service.

2023	$27,332
2022	$26,567
2021	$163,772

The Company has not recognized any uncertain tax positions in the financial statements.

The Company files a federal consolidated income tax return with its affiliates. The Company reported no federal income tax recoverable from affiliates and $215,120 and $181,779 as federal income tax payable to affiliates at December 31, 2023 and December 31, 2022, respectively.

The Company (or the controlled group of corporations of which the Company is a member) is a nonapplicable reporting entity for the corporate alternative minimum tax (CAMT) for 2023.

The Company is subject to near continuous examination by the IRS. Tax years prior to 2013 are closed to further examination.

9. Benefit Plans

A. Pension Plans

The Company participates in a qualified defined benefit pension plan sponsored by SFMAIC covering substantially all employees whose most recent hire date is prior to January 1, 2021. The Company has no

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of net expense for this qualified defined benefit pension plan for the years ended December 31, 2023, 2022, and 2021 was ($12,354), ($31,426), and $899, respectively.

The Company also participates in a non-qualified defined benefit pension plan sponsored by SFMAIC covering select eligible highly compensated employees whose most recent hire date is prior to January 1, 2021. Any benefits arising from this plan are paid from SFMAIC’s general assets. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of net expense for this non-qualified plan for the years ended December 31, 2023, 2022, and 2021 was $5,867 and $6,665, and $6,785, respectively.

B. Postretirement Benefits

The Company and certain affiliates currently provide certain health care and life insurance benefits pursuant to plans sponsored by SFMAIC for eligible employees and agents hired or appointed prior to January 1, 2012 and their eligible dependents. The Company has no direct legal obligation for the benefits under the plans. Benefits provided by the Company and certain affiliates are subject to a cap.

SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2023, 2022, and 2021 was ($4,958), $5,179, and $5,782, respectively. At December 31, 2023 and 2022, the Company’s share of the accrued post-career benefit liability was $333,267 and $349,227, respectively.

C. Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in agent contracts. These benefits are valued using the Projected Unit Credit actuarial cost method. The actuarial valuations include a service-based premium growth assumption based on historical data. Benefits are paid from the Company’s general assets.

A summary of obligations and assumptions related to agent termination benefits were as follows at December 31, 2023, 2022, and 2021, respectively.

	Underfunded Agent Termination Benefits
	2023	2022	2021
Change in benefit obligation:
Benefit obligation at beginning of year	$504,151	$693,629	$705,203
Service cost	14,016	22,013	21,650
Interest cost	25,286	19,117	16,722
Actuarial (gain) loss	(38,007)	(216,026)	(36,104)
Benefits paid	(15,218)	(14,582)	(13,842)

Benefit obligation at end of year	$490,228	$504,151	$693,629

Change in plan assets:
Reporting entity contribution	$15,218	$14,582	$13,842
Benefits paid	(15,218)	(14,582)	(13,842)

Fair value of plan assets at end of year	$—	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	Underfunded Agent Termination Benefits
	2023	2022	2021
Funded status:
Components
Accrued benefit cost	$566,226	$535,492	$496,753
Liability for termination recognized	(75,998)	(31,341)	196,876

Total liabilities recognized	$490,228	$504,151	$693,629

Components of net periodic benefit cost:
Service cost	$14,016	$22,013	$21,650
Interest cost	25,286	19,117	16,722
Gains and losses	(209)	5,332	7,501
Prior service cost or credit	6,859	6,859	6,859

Total net periodic benefit cost	$45,952	$53,321	$52,732

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost—prior year	$(31,341)	$196,876	$247,340
Net prior service cost or credit recognized	(6,859)	(6,859)	(6,859)
Net gain and loss arising during the period	(38,007)	(216,026)	(36,104)
Net gain and loss recognized	209	(5,332)	(7,501)

Items not yet recognized as a component of of net period cost—current year	$(75,998)	$(31,341)	$196,876

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	22,430	29,289	36,148
Net recognized gains and losses	(98,428)	(60,630)	160,728
Accumulated benefit obligation	$378,323	$347,543	$450,370
Weighted-average assumptions used to determine net periodic cost as of December 31:
Discount rate	5.17%	3.21%	2.95%
Rate of compensation increase	4.00%*	4.00%*	4.00%*
Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	4.99%	5.17%	3.21%
Rate of compensation increase	4.00%*	4.00%*	4.00%*

*	Compensation is based on a service-based scale using five years of historical renewal commissions data.

Actuarial gains in the defined benefit obligation at December 31, 2023 were primarily due to an increase in the discount rate used to calculate this obligation.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2024	$17,305
2025	$18,152
2026	$19,030
2027	$20,010
2028	$20,905
2029-2033	$119,893

D. Defined Contribution Plans

The Company participates in unfunded deferred compensation plans sponsored by SFMAIC for select eligible highly compensated employees whose most recent hire date is prior to January 1, 2021 and independent contractor agents. Any benefits arising from this plan are paid from the Company’s general assets. The Company incurred interest costs of $15, $18 and $22 for 2023, 2022 and 2021, respectively.

The Company participates in an unfunded deferred compensation plan sponsored by SFMAIC for select eligible highly compensated employees whose most recent hire date is on or after January 1, 2021. Any benefits arising from this plan are paid from the general assets of SFMAIC. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements.

The Company participates in a qualified defined contribution plan sponsored by SFMAIC for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of net expense was $4,790, $3,575 and $3,207 for 2023, 2022 and 2021, respectively. At December 31, 2023 and December 31, 2022, the fair value of plan assets held in trust was $16,756,314 and $14,496,743, respectively.

10. Other Related Party Transactions

SFMAIC and some of its affiliated companies purchased annuities from the Company to settle claims where the claimant is the payee. The reserve value of annuities purchased from the Company is $238,498 and $259,186 at December 31, 2023 and December 31, 2022, respectively. Should the Company fail to perform under these contracts, the affiliated companies would remain contingently liable.

In 2023, the Company reported no dividends to its stockholder, SFMAIC. In 2022 and 2021, the Company reported dividends of $240 and $480, respectively, to SFMAIC. In 2022, cash dividends of $120 were paid in each of the quarters ended March 31, June 30 and September 30. In 2021, cash dividends of $120 were paid in each of the quarters ended March 31, September 30, and December 31.

The Company reported $13 and $152 as a receivable due from affiliates and $90,725 and $76,954 as a payable due to affiliates at December 31, 2023 and December 31, 2022, respectively. These balances primarily represent the sharing of certain personnel, administrative, occupancy and marketing expenses generated under servicing agreements with State Farm affiliates. Expenses are allocated among affiliates based on statistical ratios, surveys and usage studies. The terms of settlement require that these amounts settle within sixty (60) days.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The Company is a party to a common clearing account agreement with its affiliates whereby any party may deposit premium payments and other cash receipts, disburse funds and accept electronic payments through a comprehensive cash balance system.

The Company incurs lease costs for real estate and equipment primarily through the allocation of expenses from SFMAIC. Rental expense for real estate for 2023, 2022, and 2021 was $13,730, $14,037, and $14,752, respectively. Rental expense for leased equipment for 2023, 2022, and 2021, was $32, $28, and $21, respectively.

11. Contingencies

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

The Company had $2,048,986 and $2,061,567 in unfunded commitments to partnerships, limited liability companies and joint ventures at December 31, 2023 and December 31, 2022, respectively. All commitments represent obligations to contribute additional capital or lend funds pursuant to an operating or lending agreement.

12. Other

The Company committed to purchase $333,500 of private placement securities in 2023, which are expected to be funded in 2024. These securities were not reported as bond investments at December 31, 2023.

SUPPLEMENTAL FINANCIAL INFORMATION

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the statutory basis financial statements of State Farm Life Insurance Company (the “Company”) as of December 31, 2023 and for the year then ended and our report thereon appears on pages 1-2 of this document. That audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The supplemental schedules of the Company as of December 31, 2023 and for the year then ended, which are listed in the attached index, (collectively referred to as the “supplemental schedules”) are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory basis financial statements taken as a whole.

February 28, 2024

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands)

December 31, 2023

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$74,760
Other bonds (unaffiliated)	1,718,711
Common stocks (unaffiliated)	119,343
Mortgage loans	490,538
Contract loans and liens	278,767
Cash, cash equivalents, and short-term investments	22,340
Other invested assets	470,321
Miscellaneous	1,423

Gross investment income	$3,176,203

Mortgage loans—book value
Commercial mortgages	$13,894,511

Total mortgage loans	$13,894,511

Mortgage loans by standing—book value:
Good standing	$13,869,723
Good standing with restructured Mortgages	$24,788

Other long-term assets—statement value	$6,884,081

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$92,641

Bonds and short-term investments by NAIC designation and maturity:
Bonds by maturity—statement value
Due within one year or less	$4,125,984
Over 1 year through 5 years	18,197,436
Over 5 years through 10 years	27,678,162
Over 10 years through 20 years	5,347,898
Over 20 years	191,361
No maturity date	813

Total by maturity	$55,541,654

Bond by NAIC designation—statement value
NAIC 1	$40,666,750
NAIC 2	14,841,261
NAIC 3	31,102
NAIC 4	—
NAIC 5	1,706
NAIC 6	835

Total by NAIC designation	$55,541,654

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands)

December 31, 2023

Total bonds and short-term investments publicly traded	$39,525,649

Total bonds and short-term investments privately placed	$16,016,005

Unaffiliated common stocks—market value	$7,034,471

Short term investments—book value	$—

Cash on deposit	$(907)

Cash equivalents	$762,138

Life insurance in force:
Ordinary	$1,081,680,004

Credit life	$—

Group life	$14,122,896

Amount of accidental death insurance in force under ordinary policies	$2,213,204

Amount of life insurance with disability provisions in force:
Ordinary	$412,100,268

Group life	$5,818,527

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$4,235,186

Income payable	$11,450

Ordinary—involving life contingencies:
Income payable	$7,780

Annuities:
Ordinary:
Immediate—amount of income payable	$226,072

Deferred—fully paid account balance	$6,955,584

Deferred—not fully paid—account balance	$87

Deposit funds and dividend accumulations:
Deposit funds—account balance	$116,079

Dividend accumulations—account balance	$5,491,412

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule

December 31, 2023

	Gross Investment Holdings			Admitted Assets as Reported in the Annual Statement
	(1)	(2)	(3)	(4)	(5)	(6)
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount (Col. 3+4)	Percentage
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	$2,367,344,569	2.67	$2,367,344,569		$2,367,344,569	2.67
1.02 All other governments	24,160,027	0.03	24,160,027		24,160,027	0.03
1.03 U.S. states, territories and possessions, etc. guaranteed	846,138,691	0.95	846,138,691		846,138,691	0.95
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	4,051,100,119	4.57	4,051,100,119		4,051,100,119	4.57
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	10,841,673,030	12.23	10,841,673,030		10,841,673,030	12.23
1.06 Industrial and miscellaneous	37,410,424,665	42.19	37,410,424,665		37,410,424,665	42.20
1.07 Hybrid securities
1.08 Parent, subsidiaries and affiliates
1.09 SVO identified funds	812,800	0.00	812,800		812,800	0.00
1.10 Unaffiliated bank loans
1.11 Unaffiliated certificates of deposit
1.12 Total long-term bonds	55,541,653,901	62.64	55,541,653,901		55,541,653,901	62.65
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)
2.02 Parent, subsidiaries and affiliates
2.03 Total preferred stocks
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	7,030,478,768	7.93	7,030,478,768		7,030,478,768	7.93
3.02 Industrial and miscellaneous Other (Unaffiliated)
3.03 Parent, subsidiaries and affiliates Publicly traded
3.04 Parent, subsidiaries and affiliates Other	92,641,294	0.10	92,641,294		92,641,294	0.10
3.05 Mutual funds
3.06 Unit investment trusts
3.07 Closed-end funds
3.08 Exchange traded funds	3,992,031	0.01	3,992,031		3,992,031	0.01
3.09 Total common stocks	7,127,112,093	8.04	7,127,112,093		7,127,112,093	8.04
4. Mortgage loans (Schedule B):
4.01 Farm mortgages
4.02 Residential mortgages
4.03 Commercial mortgages	13,894,511,485	15.67	13,894,511,485		13,894,511,485	15.67
4.04 Mezzanine real estate loans
4.05 Total valuation allowance
4.06 Total mortgage loans	13,894,511,485	15.67	13,894,511,485		13,894,511,485	15.67
5. Real estate (Schedule A):
5.01 Properties occupied by company
5.02 Properties held for production of income
5.03 Properties held for sale
5.04 Total real estate
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	(906,745)	0.00	(906,745)		(906,745)	0.00
6.02 Cash equivalents (Schedule E, Part 2)	762,137,286	0.86	762,137,286		762,137,286	0.86
6.03 Short-term investments (Schedule DA)
6.04 Total cash, cash equivalents and short-term investments	761,230,541	0.86	761,230,541		761,230,541	0.86
7. Contract loans	4,444,170,796	5.01	4,443,612,754		4,443,612,754	5.01
8. Derivatives (Schedule DB)
9. Other invested assets (Schedule BA)	6,884,081,312	7.77	6,884,081,312		6,884,081,312	7.77
10. Receivables for securities	340,649		340,649		340,649
11. Securities Lending (Schedule DL, Part 1)
12. Other invested assets (Page 2, Line 11)	8,600,543	0.01

13. Total invested assets	$88,661,701,320	100.00	$88,652,542,735		$88,652,542,735	100.00

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2023

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments. For Life, Health, and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 3 of this annual statement.

$89,337,709,657

2.	Ten Largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	FHLMC MULTIFAMILY STRUCT CMO	Bonds	$5,004,711,841	5.6%
2.02	FNMA CMO ACES	Bonds	$1,899,461,426	2.1%
2.03	STATE FARM REALTY MORTGAGE LLC	LLC	$799,633,742	0.9%
2.04	STATE FARM LIQUIDITY POOL LLC	Cash Equivalents	$735,976,995	0.8%
2.05	VERIZON COMMUNICATIONS INC	Bonds, Common Stock	$615,623,881	0.7%
2.06	EXXON MOBIL CORP	Bonds, Common Stock	$599,589,179	0.7%
2.07	PEPSICO INC	Bonds, Common Stock	$595,648,535	0.7%
2.08	PROCTER & GAMBLE CO	Bonds, Common Stock	$578,079,137	0.6%
2.09	APPLE INC	Bonds, Common Stock	$547,620,102	0.6%
2.10	COCA-COLA CO	Bonds, Common Stock	$504,967,624	0.6%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$40,666,750,115	45.5%	3.07	NAIC-1	$—	— %
3.02	NAIC-2	$14,841,260,556	16.6%	3.08	NAIC-2	$—	— %
3.03	NAIC-3	$31,102,431	— %	3.09	NAIC-3	$—	— %
3.04	NAIC-4	$—	— %	3.10	NAIC-4	$—	— %
3.05	NAIC-5	$1,705,921	— %	3.11	NAIC-5	$—	— %
3.06	NAIC-6	$834,879	— %	3.12	NAIC-6	$—	— %

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2023

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]
If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$5,609,967,619	6.3%
4.03	Foreign-currency-denominated investments	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries rated NAIC-1	$5,588,734,131	6.3%
5.02	Countries rated NAIC-2	$4,859,348	— %
5.03	Countries rated NAIC-3 or below	$16,374,140	— %

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries rated NAIC-1:
6.01	Country: United Kingdom	$1,655,371,565	1.9%
6.02	Country: Australia	$1,512,387,690	1.7%
	Countries rated NAIC-2:
6.03	Country: Curacao	$3,883,069	0.0%
6.04	Country: Panama	$976,279	0.0%
	Countries rated NAIC-3 or below:
6.05	Country: Liberia	$16,374,140	0.0%
6.06	Country:	$—	— %

7.	Aggregate unhedged foreign currency exposure

1	2
$—	— %

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign designation:

		1	2
8.01	Countries rated NAIC-1	$—	— %
8.02	Countries rated NAIC-2	$—	— %
8.03	Countries rated NAIC-3 or below	$—	— %

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2023

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
Countries rated NAIC-1:
9.01	Country:	$—	— %
9.02	Country:	$—	— %
Countries rated NAIC-2:
9.03	Country:	$—	— %
9.04	Country:	$—	— %
Countries rated NAIC-3 or below:
9.05	Country:	$—	— %
9.06	Country:	$—	— %

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Rating
10.01	CADENT FINANCE PLC	Bonds 1	$236,000,000	0.3%
10.02	SHELL INTL FIN BV	Bonds 1	$204,108,338	0.2%
10.03	FONTERRA CO-OP GROUP LTD	Bonds 1	$168,808,907	0.2%
10.04	BASF SE	Bonds 1	$143,000,000	0.2%
10.05	STATNETT SF	Bonds 1	$140,870,164	0.2%
10.06	WOODSIDE FINANCE LTD	Bonds 2	$139,299,106	0.2%
10.07	AUSGRID FIN PTY LTD	Bonds 2	$134,000,000	0.1%
10.08	SIEMENS FINANCIERINGSMAT	Bonds 1	$129,051,564	0.1%
10.09	FERRERO INTL SA	Bonds 2	$124,000,000	0.1%
10.10	NESTLE SA	Common Stock	$122,698,693	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

Yes [X] No [ ]

12.	Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

Yes [X] No [ ]

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2023

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

Yes [ ] No [X]

	1	2	3
	Name of Issuer
13.02	APPLE INC	$470,250,674	0.5%
13.03	MICROSOFT CORP	$354,191,700	0.4%
13.04	CATERPILLAR INC	$237,562,271	0.3%
13.05	LILLY ELI & CO	$227,326,559	0.3%
13.06	ADOBE INC	$218,709,384	0.2%
13.07	ALPHABET INC	$203,710,125	0.2%
13.08	PROCTER & GAMBLE CO	$182,682,333	0.2%
13.09	JOHNSON & JOHNSON	$179,246,924	0.2%
13.10	WALMART INC	$168,403,779	0.2%
13.11	EXXON MOBIL CORP	$168,355,222	0.2%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

Yes [X] No [ ]

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Non-Diversified
14.06	JP Morgan Investment Management Inc	$23,737,672	$23,737,672	$—
14.07	BNY Mellon Investment Advisor Inc	$2,422,620	$2,422,620	$—
14.08		$—	$—	$—
14.09		$—	$—	$—
14.10		$—	$—	$—

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

Yes [X] No [ ]

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2023

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?

If response to 16.01 is yes, responses are not required for the remainder of Interrogatory 16 and 17.

Yes [ ] No [X]

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$150,000,000	0.2%
16.03	Commercial	$140,000,000	0.2%
16.04	Commercial	$119,000,000	0.1%
16.05	Commercial	$112,100,000	0.1%
16.06	Commercial	$110,000,000	0.1%
16.07	Commercial	$110,000,000	0.1%
16.08	Commercial	$102,900,000	0.1%
16.09	Commercial	$101,693,670	0.1%
16.10	Commercial	$95,000,000	0.1%
16.11	Commercial	$91,460,000	0.1%

Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.12	Construction Loans	$202,000,405	0.2%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$—	— %
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$24,788,652	— %

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	Above 95%	$—	— %	$80,788,652	0.1%	$—	— %
17.02	91% to 95%	$—	— %	$—	— %	$—	— %
17.03	81% to 90%	$—	— %	$54,198,973	10.0%	$—	— %
17.04	71% to 80%	$—	— %	$328,502,604	0.4%	$—	— %
17.05	Below 70%	$—	— %	$13,431,021,256	15.0%	$—	— %

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets?

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Yes [X] No [ ]

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2023

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

Yes [X] No [ ]

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$—	$—	$—
20.02	Repurchase agreements	$—	— %	$—	$—	$—
20.03	Reverse repurchase agreements	$—	— %	$—	$—	$—
20.04	Dollar repurchase agreements	$—	— %	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	— %	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	— %	$—	$—
21.02	Income generation	$—	— %	$—	$—
21.03	Other	$—	— %	$—	$—

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2023

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Reinsurance Contracts Schedule

December 31, 2023

1. Reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that includes a provision, which limits the reinsurer’s assumption of significant risks identified as in A-791.

None

2. Reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

None

3. Reinsurance contracts containing features (except reinsurance contracts with a federal or state facility) described below which result in delays in payment in form or in fact:

a. Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

None

b. Payment schedules, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

None

4. Contracts for which the reporting entity has reflected reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk-transfer requirements of SSAP 61R.

None

5. Risk ceded which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement, and either:

a. Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

b. Accounted for that contract as reinsurance under GAAP and as a deposit under SAP.

None

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

Variable Annuity Separate Account

Annual Financial Statement

December 31, 2023

State Farm Life Insurance Company

Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance Company and the Contract Owners of State Farm Life Insurance Company Variable Annuity Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity of BlackRock Small Cap Index V.I. Fund, BlackRock International Index V.I. Fund, BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund, and BlackRock Total Return V.I. Fund of State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of BlackRock Small Cap Index V.I. Fund, BlackRock International Index V.I. Fund, BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Government Money Market V.I. Fund, and BlackRock Total Return V.I. Fund of State Farm Life Insurance Company Variable Annuity Separate Account as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their contract owners’ equity for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the State Farm Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of State Farm Life Insurance Company Variable Annuity Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of State Farm Life Insurance Company Variable Annuity Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

April 24, 2024

We have served as the auditor of one or more of the subaccounts of State Farm Life Insurance Company Variable Annuity Separate Account since 1999.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Assets and Contract Owners’ Equity

December 31, 2023

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Assets:
Investments, at market value(1)(2)
BlackRock Small Cap Index V.I. Fund	$145,430,947	$—	$—	$—	$—	$—
BlackRock International Index V.I. Fund	—	93,213,904	—	—	—	—
BlackRock 60/40 Target Allocation ETF V.I. Fund	—	—	60,525,922	—	—	—
BlackRock S&P 500 Index V.I. Fund	—	—	—	432,539,466	—	—
BlackRock Government Money Market V.I. Fund	—	—	—	—	27,085,029	—
BlackRock Total Return V.I. Fund	—	—	—	—	—	55,141,647

Total Assets	$145,430,947	$93,213,904	$60,525,922	$432,539,466	$27,085,029	$55,141,647

Liabilities:
Total Liabilities	—	—	—	—	—	—

Net Assets	$145,430,947	$93,213,904	$60,525,922	$432,539,466	$27,085,029	$55,141,647

Net Assets:
Contract Owners’ Equity(3)	$145,430,947	$93,213,904	$60,525,922	$432,539,466	$27,085,029	$55,141,647

Net Assets	$145,430,947	$93,213,904	$60,525,922	$432,539,466	$27,085,029	$55,141,647

(1) Investments, at cost	$155,751,024	$92,518,040	$49,840,142	$336,824,913	$27,085,029	$60,797,659
(2) Shares Owned	12,835,918	9,102,920	4,567,994	14,612,820	27,085,029	5,371,903
(3) Accumulation Unit Value	$44.19	$22.70	$35.24	$53.57	$11.84	$18.44
(3) Units Outstanding	3,291,319	4,105,639	1,717,461	8,072,452	2,288,805	2,990,849

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Operations

For the Year Ended December 31, 2023

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Investment income:
Dividend income	$1,770,721	$2,765,834	$1,191,602	$5,448,332	$1,276,381	$2,162,743
Expenses:
Mortality and expense risk charges	1,558,804	1,030,084	658,200	4,605,570	309,196	638,842

Net investment income (loss)	211,917	1,735,750	533,402	842,762	967,185	1,523,901

Realized gain (loss)	(3,295,592)	(2,057,757)	503,986	2,591,332	—	(657,532)
Realized gain distributions	3,506,518	—	—	16,021,752	—	—
Change in unrealized appreciation (depreciation), net	19,306,419	14,147,630	6,667,372	69,484,716	—	1,617,321

Net realized and unrealized gain (loss) on investments	19,517,345	12,089,873	7,171,358	88,097,800	—	959,789

Net increase (decrease) in contract owners’ equity from operations	$19,729,262	$13,825,623	$7,704,760	$88,940,562	$967,185	$2,483,690

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the Year Ended December 31, 2023

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$211,917	$1,735,750	$533,402	$842,762	$967,185	$1,523,901

Realized gain (loss)	210,926	(2,057,757)	503,986	18,613,084	—	(657,532)
Change in unrealized appreciation (depreciation), net	19,306,419	14,147,630	6,667,372	69,484,716	—	1,617,321

Net realized and unrealized gain (loss) on investments	19,517,345	12,089,873	7,171,358	88,097,800	—	959,789

Net increase (decrease) in contract owners’ equity from operations	19,729,262	13,825,623	7,704,760	88,940,562	967,185	2,483,690

Contract owners’ equity transactions:
Proceeds from units purchased	1,617,635	1,559,361	812,489	3,720,510	476,778	958,490
Transfers between subaccounts including fixed account, net	(246,377)	(772,240)	703,003	(2,468,776)	411,822	(49,930)
Payments for surrenders and other redemptions	(9,463,808)	(6,417,378)	(4,835,618)	(29,394,184)	(2,045,603)	(4,774,752)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(8,092,550)	(5,630,257)	(3,320,126)	(28,142,450)	(1,157,003)	(3,866,192)

Total increase (decrease) in contract owners’ equity	11,636,712	8,195,366	4,384,634	60,798,112	(189,818)	(1,382,502)
Contract owners’ equity:
Beginning of year	133,794,235	85,018,538	56,141,288	371,741,354	27,274,847	56,524,149

End of year	$145,430,947	$93,213,904	$60,525,922	$432,539,466	$27,085,029	$55,141,647

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity, Continued

For the Year Ended December 31, 2022

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$32,554	$1,069,969	$499,419	$1,242,209	$64,443	$744,784

Realized gain (loss)	(106,440)	(2,083,356)	(656,652)	14,653,493	—	(429,388)
Change in unrealized appreciation (depreciation), net	(37,835,700)	(15,105,113)	(11,077,709)	(107,769,472)	—	(10,786,870)

Net realized and unrealized gain (loss) on investments	(37,942,140)	(17,188,469)	(11,734,361)	(93,115,979)	—	(11,216,258)

Net increase (decrease) in contract owners’ equity from operations	(37,909,586)	(16,118,500)	(11,234,942)	(91,873,770)	64,443	(10,471,474)

Contract owners’ equity transactions:
Proceeds from units purchased	1,797,419	1,824,519	784,909	4,147,071	512,021	1,136,736
Transfers between subaccounts including fixed account, net	(926,062)	(664,999)	(288,275)	(3,405,716)	685,510	(331,726)
Payments for surrenders and other redemptions	(8,542,769)	(5,367,295)	(5,583,845)	(24,089,580)	(2,770,892)	(4,497,222)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(7,671,412)	(4,207,775)	(5,087,211)	(23,348,225)	(1,573,361)	(3,692,212)

Total increase (decrease) in contract owners’ equity	(45,580,998)	(20,326,275)	(16,322,153)	(115,221,995)	(1,508,918)	(14,163,686)
Contract owners’ equity:
Beginning of year	179,375,233	105,344,813	72,463,441	486,963,349	28,783,765	70,687,835

End of year	$133,794,235	$85,018,538	$56,141,288	$371,741,354	$27,274,847	$56,524,149

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements

1. General Information

Organization

The State Farm Life Insurance Company Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sold a variable annuity insurance product, which has unique combinations of features and fees that are charged against the contract owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable annuity product during September, 2008; however, the Company continues to administer the existing book of variable annuity contracts.

2. Significant Accounting Policies

Valuation of Investments

As of December 31, 2023, the assets of the Separate Account are invested in one or more of the funds (the “Fund(s)”) of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (the “BVSFs”) at each Fund’s net asset value (NAV), which is based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the contract owners. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

Fair Value

Fair value is defined as the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All Funds in the Separate Account included in the Statement of Assets and Contract Owners’ Equity are stated at fair value and are based upon closing NAV per share and are therefore considered Level 1. The NAVs are published daily by the Funds’ managers. The assets of the Separate Account were valued at $813,936,915 and $730,494,411 as of December 31, 2023 and 2022, respectively.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the NYSE by dividing the contract owners’

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

share of the value of each fund’s investments and other assets, less liabilities, by the number of contract owners’ accumulation units outstanding in the respective fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Federal Income Taxes

The operations of the Separate Account are treated as part of the Company, and not that of a separate taxpayer. Under existing federal income tax law, the net impact of investment income and realized capital gains and losses of the Separate Account are used to determine the offsetting change in tax basis policy liabilities, which results in net taxable income of zero. Accordingly, no income tax balances are reported within these financial statements.

Transfers between subaccounts including the fixed account

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the contract owners’ interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. As a result, actual results could differ from the estimates reported in the accompanying financial statements.

3. Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 1.15% of the daily net asset value of the contract owners’ portion of assets in the Separate Account. The daily mortality and expense risk charges are assessed through the reduction in unit values. The charge may be adjusted after contract issue, but it is guaranteed not to exceed 1.25% of net assets. The death benefit guarantee risk charge covers the risk that the death benefit as defined will be greater than the accumulation value. This could result from a decline in the value of the subaccounts due to market performance. Although periodic retirement payments to contract owners vary according to the investment performance of the fund, such payments are not affected by the expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Total net assets allocated to annuitized contracts were $712,324 and $691,394 as of December 31,2023 and 2022, respectively. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

A $30 administrative fee is deducted from the contract accumulation value upon each contract anniversary, full surrender of the contract if not surrendered on the anniversary, or the annuity date, as

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

defined, if that date is not on the contract anniversary. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

The Company reserves the right to deduct a $25 transfer processing fee from the contract accumulation value of the policy for each subaccount transfer in excess of 12 during a policy year.

The Separate Account only invests in Funds of an unrelated party.

4. Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2023 and 2022 are as follows:

	December 31, 2023			December 31, 2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock Small Cap Index V.I	68,329	270,365	(202,036)	60,610	249,960	(189,350)
BlackRock International Index V.I	93,861	360,956	(267,095)	111,691	326,835	(215,144)
BlackRock 60/40 Target Allocation ETF V.I.	63,779	167,119	(103,340)	47,942	206,094	(158,152)
BlackRock S&P 500 Index V.I.	109,711	694,369	(584,658)	119,659	629,973	(510,314)
BlackRock Government Money Market V.I.	127,537	227,827	(100,290)	174,362	312,759	(138,397)
BlackRock Total Return V.I.	92,213	308,789	(216,576)	100,028	300,884	(200,856)

5. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023, by each subaccount are shown below:

	December 31, 2023
Subaccount	Purchases	Sales
BlackRock Small Cap Index V.I	$5,520,800	$9,894,916
BlackRock International Index V.I	2,949,802	6,844,309
BlackRock 60/40 Target Allocation ETF V.I.	2,493,351	5,280,074
BlackRock S&P 500 Index V.I.	21,520,239	32,798,174
BlackRock Government Money Market V.I.	2,175,332	2,365,150
BlackRock Total Return V.I.	2,500,501	4,843,867

Total	$37,160,025	$62,026,490

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

6. Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2023 are shown below.

	At December 31, 2023				For the Year Ended December 31, 2023
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
BlackRock Small Cap Index V.I	3,291,319	$145,430,947	$38.30	$44.19	1.27%	1.15%	15.38%
BlackRock International Index V.I	4,105,639	$93,213,904	$19.44	$22.70	3.10%	1.15%	16.77%
BlackRock 60/40 Target Allocation ETF V.I.	1,717,461	$60,525,922	$30.83	$35.24	2.04%	1.15%	14.30%
BlackRock S&P 500 Index V.I.	8,072,452	$432,539,466	$42.93	$53.57	1.35%	1.15%	24.78%
BlackRock Government Money Market V.I.	2,288,805	$27,085,029	$11.42	$11.84	4.70%	1.15%	3.68%
BlackRock Total Return V.I.	2,990,849	$55,141,647	$17.63	$18.44	3.87%	1.15%	4.59%

	At December 31, 2022				For the Year Ended December 31, 2022
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
BlackRock Small Cap Index V.I	3,493,355	$133,794,235	$48.71	$38.30	1.10%	1.15%	(21.37)%
BlackRock International Index V.I	4,372,734	$85,018,538	$22.96	$19.44	2.18%	1.15%	(15.33)%
BlackRock 60/40 Target Allocation ETF V.I.	1,820,801	$56,141,288	$36.62	$30.83	1.88%	1.15%	(15.81)%
BlackRock S&P 500 Index V.I.	8,657,110	$371,741,354	$53.11	$42.93	1.38%	1.15%	(19.17)%
BlackRock Government Money Market V.I.	2,389,095	$27,274,847	$11.39	$11.42	1.37%	1.15%	0.26%
BlackRock Total Return V.I.	3,207,425	$56,524,149	$20.75	$17.63	2.28%	1.15%	(15.04)%

	At December 31, 2021				For the Year Ended December 31, 2021
Subaccount	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
BlackRock Small Cap Index V.I	3,682,705	$179,375,233	$43.00	$48.71	1.11%	1.15%	13.28%
BlackRock International Index V.I	4,587,878	$105,344,813	$20.87	$22.96	3.40%	1.15%	10.01%
BlackRock 60/40 Target Allocation ETF V.I.	1,978,953	$72,463,441	$33.07	$36.62	1.89%	1.15%	10.73%
BlackRock S&P 500 Index V.I.	9,167,424	$486,963,349	$41.80	$53.11	1.30%	1.15%	27.06%
BlackRock Government Money Market V.I.	2,527,492	$28,783,765	$11.52	$11.39	0.00%	1.15%	(1.13)%
BlackRock Total Return V.I.	3,408,281	$70,687,835	$21.29	$20.75	1.66%	1.15%	(2.54)%

	At December 31, 2020				For the Year Ended December 31, 2020
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
BlackRock Small Cap Index V.I	3,916,578	$168,429,275	$36.30	$43.00	1.28%	1.15%	18.46%
BlackRock International Index V.I	4,821,209	$100,615,941	$19.54	$20.87	1.92%	1.15%	6.81%
BlackRock 60/40 Target Allocation ETF V.I.	2,090,108	$69,128,840	$29.18	$33.07	1.53%	1.15%	13.33%
BlackRock S&P 500 Index V.I.	9,761,660	$408,078,036	$35.76	$41.80	1.65%	1.15%	16.89%
BlackRock Government Money Market V.I.	2,769,217	$31,900,980	$11.62	$11.52	0.34%	1.15%	(0.86)%
BlackRock Total Return V.I.	3,540,723	$75,365,418	$19.78	$21.29	2.19%	1.15%	7.63%

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

	At December 31, 2019				For the Year Ended December 31, 2019
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
BlackRock Small Cap Index V.I	4,186,140	$151,961,858	$29.28	$36.30	1.31%	1.15%	23.98%
BlackRock International Index V.I	5,127,963	$100,208,321	$16.26	$19.54	3.37%	1.15%	20.17%
BlackRock 60/40 Target Allocation ETF	2,207,283	$64,402,529	$24.31	$29.18	2.04%	1.15%	20.03%
BlackRock S&P 500 Index V.I.	10,487,638	$375,078,505	$27.54	$35.76	2.22%	1.15%	29.85%
BlackRock Government Money Market V.I.	2,900,601	$33,686,621	$11.52	$11.62	1.94%	1.15%	0.87%
BlackRock Total Return V.I.	3,724,617	$73,650,854	$18.27	$19.78	2.79%	1.15%	8.26%

*

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit value or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. This ratio does not include the expenses incurred by the underlying funds. Refer to Note 3.

***

The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

PART C

OTHER INFORMATION

ITEM 27. EXHIBITS

(a)

Board of Directors Resolution. Resolutions of the Board of Directors of State Farm Life Insurance Company (“State Farm”) establishing the State Farm Life Insurance Company Variable Annuity Separate Account (incorporated by reference to Exhibit 1 to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189))

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.

(i)

Distribution Agreement (incorporated by reference to Exhibit 3(a) to the Registrant’s Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 25, 2007 (File No. 333-19189))

(ii)

Registered Representative Agreement (incorporated by reference to Exhibit 3(b) to Registrant’s Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000 (File No. 333-19189))

(d)	Contracts.

(i)	Form of Policy (incorporated by reference to Exhibit 4(a) to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189))

(ii)

Riders to Form of Policy (incorporated by reference to Exhibit 4(b) to Registrant’s Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000 (File No. 333-19189))

(iii)

Endorsement to Form of Policy (incorporated by reference to Exhibit 4(c) to the Registrant’s Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on June 30, 2000 (File No. 333-19189))

(e)

Applications. Application (incorporated by reference to Exhibit 5 to the Registrant’s Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on July 22, 2005 (File No. 333-19189))

(f)	Depositor’s Certificate of Incorporation of State Farm and By-Laws.

(i)

Articles of Incorporation of State Farm (incorporated by reference to Exhibit 6(a) to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189))

(ii)

By-Laws of State Farm (incorporated by reference to Exhibit 6(b) to the Registrant’s Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on April 27, 2018 (File No. 333-19189))

(g)	Reinsurance Contracts. Not Applicable.

(h)

Participation Agreements. Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 31 to the Registrant’s registration statement on Form N-4 (File No 333-19189), filed with the Securities and Exchange Commission on April 28, 2020)

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)

Legal Opinion. Opinion and Consent of Counsel (incorporated by reference to Exhibit 9 to the Registrant’s Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997 (File No. 333-19189))

(l)	Other Opinions. Consent of PricewaterhouseCoopers LLP. Filed herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Form of Initial Summary Prospectuses. Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following table contains information concerning each director and officer of State Farm Life Insurance Company as of April 1, 2024:

NAME AND PRINCIPAL BUSINESS ADDRESS*	Position with State Farm
Jon C. Farney	Director, Chairman of the Board, President and Chief Executive Officer
Joseph R. Monk, Jr.	Director, Senior Vice President and Chief Administrative Officer
Mark Schwamberger	Senior Vice President and Treasurer
Kristyn Cook	Director, Senior Vice President, Chief Agency, Sales and Marketing Officer
Orlando D. Ashford	Director
Susan H. Mallory	Director
W.H. Knight Jr.	Director
Keesha-Lu Mitra	Senior Vice President and General Counsel
Lynne M. Yowell	Vice President - Corporate Governance, Secretary and Counsel
Michael L. Tipsord	Director
Justin Tipsord	Vice President and Controller
Sarah Mineau	Vice President - Life
Andrew P. Wieduwilt	Vice President - Life
Catherine A. Wallace	Senior Vice President
Ashley A. Pettit	Senior Vice President
Brad Montgomery	Senior Vice President

*	The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of the Depositor, State Farm Life Insurance Company. The following list indicates those entities controlled by or under common control with the Depositor as of March 31, 2024. The Registrant has no subsidiaries. No subsidiaries of the Depositor listed below are required to file financial statements with the Securities and Exchange Commission. The Depositor is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). Unless otherwise indicated, each entity which is indented under another entity is a wholly-owned subsidiary of that other entity, and an indirect subsidiary of SFMAIC.

Entity Name	Domicile	Ownership % or other control	Description
State Farm Mutual Automobile Insurance Company	IL	—	Insurance
State Farm Indemnity Company	IL	100.00%	Insurance
State Farm Guaranty Insurance Company	IL	100.00%	Insurance
State Farm County Mutual Insurance Company of Texas	TX	Management	Insurance
Oglesby Reinsurance Company	IL	100.00%	Insurance
State Farm Fire and Casualty Company	IL	100.00%	Insurance
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
State Farm General Insurance Company	IL	100.00%	Insurance
State Farm Lloyds, Inc.	TX	100.00%	Attorney-in-Fact
State Farm Lloyds	TX	Management	Insurance
State Farm Florida Insurance Company	FL	100.00%	Insurance
Top Layer Reinsurance, Ltd.	BMU	65.00%	Insurance
Dover Bay Specialty Insurance Company	IL	100.00%	Insurance
HiRoad Assurance Company	IL	100.00%	Insurance
State Farm Classic Insurance Company	IL	100.00%	Insurance
State Farm Life and Accident Assurance Company	IL	100.00%	Insurance

State Farm Life Insurance Company	IL	100.00%	Insurance
State Farm Health Insurance Company	IL	100.00%	Insurance
Atlanta Fairburn Industrial, LLC	DE	99.99%	Real Estate
Atlanta Fourth Ward, LLC	DE	99.99%	Real Estate
Crescent O4W, LLC	DE	92.00%	Real Estate
Atlanta Sandy Springs, LLC	DE	99.99%	Real Estate
Sandy Springs Residential, LLC	DE	95.00%	Real Estate
Austin Bandera House, LLC	DE	99.99%	Real Estate
Boston Cambridge Park, LLC	DE	99.99%	Real Estate
130 CPD Apartments, LP	DE	93.00%	Real Estate
SF Capitol Hill, LLC	DE	99.99%	Real Estate
Seattle Madison, LLC	DE	100.00%	Real Estate
Chicago Arlington Heights, LLC	DE	99.90%	Real Estate
Chicago Ashland Webster, LLC	DE	99.99%	Real Estate
Chicago Midtown Square, LLC	DE	99.99%	Real Estate
Midtown Square Associates, LLC	DE	100.00%	Real Estate
Columbus Rickenbacker Industrial	DE	99.99%	Real Estate
Dallas Ridge Industrial I, LLC	DE	99.99%	Real Estate
Denver Speer, LLC	DE	99.99%	Real Estate
2785 Speer Boulevard Holdings, LLC	DE	100.00%	Real Estate
Speer & Alcott, LLC	CO	100.00%	Real Estate
Eden Prairie Residential, LLC	DE	99.99%	Real Estate
Ellie Multifamily Holdings, LLC	DE	93.00%	Real Estate
Ellie Multifamily Property, LLC	DE	100.00%	Real Estate
FW Alliance I, LLC	DE	99.99%	Real Estate
FW Alliance II, LLC	DE	99.99%	Real Estate
Houston Briarpark, LLC	DE	99.99%	Real Estate
Houston Rice Village, LLC	DE	99.99%	Real Estate
Southampton Apartments, LP	DE	93.00%	Real Estate
Indy Exploration Drive Industrial, LLC	DE	99.99%	Real Estate
Inland Empire Industrial I, LLC	DE	99.99%	Real Estate
Ontario Innovation Center I, LLC	DE	100.00%	Real Estate
Inland Empire Industrial II, LLC	DE	99.99%	Real Estate
Ontario Innovation Center II, LLC	DE	100.00%	Real Estate
Minneapolis North Loop, LLC	DE	99.99%	Real Estate
Minneapolis Industrial, LLC	DE	99.99%	Real Estate
Charlotte BCP, LLC	DE	99.99%	Real Estate
CC Ballantyne, LLC	DE	90.00%	Real Estate
SFIL, LLC	DE	100.00%	Holding Company
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
State Farm Realty Mortgage, LLC	DE	100.00%	Mortgage Loans
Texas Plano Office, LLC	DE	99.99%	Real Estate
State Farm Investment Management Corp.	DE	100.00%	Investment adviser
State Farm VP Management Corp.	DE	100.00%	Broker-dealer
State Farm Liquidity Pool LLC	DE	100.00%	Investment pool

State Farm Companies Foundation	IL	100.00%	Charitable foundation
Insurance Placement Services, Inc.	IL	100.00%	General insurance agent
State Farm International Services, Inc.	AZ	100.00%	Mortgage broker or lender
State Farm International Holding Company	DE	100.00%	Insurance
4eightyfive, LLC	DE	100.00%	Innovation Ideas
Alabama WMT, LLC	DE	100.00%	Premium Tax Credits
Atlanta Office Investment, LLC	DE	99.99%	Real Estate
BCS Office Investments Two, LP	TX	50.00%	Real Estate
Quanata, LLC	DE	100.00%	Technology
Centennial Jack II, LLC	DE	99.00%	Real Estate
Centennial Lakes II, LLC	DE	89.10%	Real Estate
Centennial Jack IV, LLC	DE	99.00%	Real Estate
Centennial Lakes IV, LLC	DE	89.10%	Real Estate
Centennial Jack V, LLC	DE	99.00%	Real Estate
Centennial Lakes V, LLC	DE	89.10%	Real Estate
Centennial Mac Jack, LLC	DE	99.00%	Real Estate
Centennial Lakes Grill, LLC	DE	89.10%	Real Estate
Centennial Park III, LLC	DE	99.00%	Real Estate
Centennial Lakes III, LLC	DE	69.30%	Real Estate
Dallas Hub Two SFGP, LLC	DE	100.00%	Real Estate
Dallas Hub Two SFLP, LLC	DE	100.00%	Real Estate
GAINSCO, Inc.	TX	100.00%	Holding Company
MGA Insurance Company, Inc.	TX	100.00%	Insurance
MGA Agency, Inc.	TX	100.00%	Managing general agency
National Specialty Lines, Inc.	FL	100.00%	Managing general agency
GAINSCO Auto Insurance Agency, Inc.	TX	100.00%	Managing general agency
GAINSCO Capital Trust I	DE	Grantor Trust	Trust
GAINSCO Statutory Trust II	CT	Grantor Trust	Trust
GAINSCO Service Corp.	TX	100.00%	Facilities and service company
Hoover Ross Bridge, LLC	DE	100.00%	Premium Tax Credits
MountainBrook, LLC	DE	100.00%	Premium Tax Credits
SF BSI, LLC	DE	100.00%	Hold certain investments
SF Risk Management Group, LLC	DE	100.00%	Professional liability insurance
SF VAGO, LLC	DE	100.00%	Holding company
EMVLP, LLC	DE	100.00%	Vehicle Loans
EMVLP II, LLC	DE	100.00%	Loan administration services
SF ARLO, LLC	DE	100.00%	Loan administration services
SF GFA, LLC	DE	100.00%	Bank product administration
SF MORLEY, LLC	DE	100.00%	Mortgage Loans
SF ROSCO, LLC	DE	100.00%	Loan servicer
SRL Portfolio, LLC	DE	100.00%	Mortgage Loans
State Farm Realty Investment Company	AZ	100.00%	Real Estate
Centennial Lakes I, LLC	DE	90.00%	Real Estate
State Farm Ventures, LLC	DE	100.00%	Invest in start-ups
Sundial Labs, LLC	DE	100.00%	Innovation
Tempe Office Investment, LLC	DE	100.00%	Real Estate
SFSR Marina Heights, LLC	DE	98.00%	Real Estate
Foreign Securities Trust No. 1	IL	Revocable Trust	Trust
State Farm Emerging Market Equity Trust	IL	Revocable Trust	Trust
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust

ITEM 30. INDEMNIFICATION

State Farm Life Insurance Company (“State Farm”) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). The by-laws of SFMAIC provide for indemnification by SFMAIC of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than action by or in the right of SFMAIC) by reason of the fact that such person is or was a director or officer of SFMAIC, or was serving at the request of SFMAIC as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, if such person acted in good faith and in a manner he or she reasonably believe to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) State Farm VP Management Corp. is the registrant’s principal underwriter. State Farm VP Management Corp. also serves as principal underwriter to (i) State Farm Life Insurance Company Variable Life Separate Account, (ii) State Farm Life and Accident Assurance Company Variable Annuity Separate Account, and (iii) State Farm Life and Accident Assurance Company Variable Life Separate Account.

(b) Officers and Directors of State Farm VP Management Corp. as of March 13, 2024:

Name and Principal Business Address*	Positions and Offices With the Underwriter
Joseph R. Monk, Jr.	Director, President
Jon Farney	Director, Executive Vice President
Kristyn Cook	Director, Executive Vice President
Brad Montgomery	Director, Senior Vice President
Sarah Mineau	Director, Vice President
Terrence Ludwig	Chief Compliance Officer and Treasurer
Scott Hintz	Vice President-Financial and Secretary
Dan Willard	Assistant Secretary and Counsel
Brian Preston	Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer

*	The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. FEE REPRESENTATION

(a)

State Farm Life Insurance Company represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

(b)

State Farm Life Insurance Company represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance, and a no-action letter dated August 30, 2012, to ING Life Insurance and Annuity Company for relief from Sections 22(e) and 27(i)(2)(A) of the 1940 Act and has complied with the conditions of both letters.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Life Insurance Company Variable Annuity Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomington, and State of Illinois, on the 29th day of April, 2024.

State Farm Life Insurance Company Variable Annuity
Separate Account
(Registrant)

By:	State Farm Life Insurance Company
(Depositor)

By:	/s/ Jon C. Farney
Jon C. Farney
President and Chief Executive Officer
State Farm Life Insurance Company

State Farm Life Insurance Company (Depositor)

By:	/s/ Jon C. Farney
Jon C. Farney
President and Chief Executive Officer
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jon C. Farney	Director, Chairman of the Board,	April 29, 2024
Jon C. Farney	President, and Chief Executive Officer (Principal Executive Officer)

/s/ Michael L. Tipsord	Director	April 29, 2024
Michael L. Tipsord

/s/ Joseph R. Monk, Jr.	Director, Senior Vice President and	April 29, 2024
Joseph R. Monk, Jr.	Chief Administrative Officer

/s/ Kristyn Cook	Director, Senior Vice President, Chief Agency, Sales and Marketing Officer	April 29, 2024
Kristyn Cook

/s/ Mark Schwamberger	Senior Vice President and	April 29, 2024
Mark Schwamberger	Treasurer (Principal Financial Officer)

/s/ Chris Schell	Director	April 29, 2024
Chris Schell

/s/ Justin Tipsord	Vice President and Controller	April 29, 2024
Justin Tipsord	(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit 27(l)	Consent of PricewaterhouseCoopers LLP